     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06526
The Coventry Group
(Exact name of registrant as specified in charter)

3435 Stelzer Rd.	Columbus, OH	43219
	(Address of principal executive offices)	(Zip code)

3435 Stelzer Rd.	Columbus, OH	43219
(Name and address of agent for service)
Registrant’s telephone number, including area code:	1-800-282-8782

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2010

Item 1. Reports to Stockholders.

Boston Trust Balanced Fund
Boston Trust Equity Fund
Boston Trust Midcap Fund
Boston Trust Small Cap Fund

Walden Social Balanced Fund
Walden Social Equity Fund
Walden Small Cap Innovations Fund

ANNUAL REPORT

March 31, 2010

Boston Trust Investment Management, Inc., a subsidiary of Boston Trust & Investment Management Company (BTIM) and an affiliate of Walden Asset Management (Walden) serves as investment adviser (the Adviser) to the Boston Trust and Walden Funds and receives a fee for its services. Walden, a division of BTIM, performs shareholder advocacy, proxy voting, screening services, and other social initiatives for the Adviser and is paid a fee for these services by the Adviser.

Shares of the Funds are not deposits of, obligations of, or guaranteed by Boston Trust & Investment Management Company or its affiliates, nor are they federally insured by the FDIC. Investments in the Funds involve investment risks, including the possible loss of principal. Funds are distributed by Foreside Distribution Services, L.P., Gahanna, OH.

The foregoing information and opinions are for general information only. Boston Trust Funds and Boston Trust Investment Management, Inc. do not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only, and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

Table of Contents	Annual Report March 31, 2010

Boston Trust Balanced Fund
Economic and Market Summary	1
Investment Performance	3
Schedule of Portfolio Investments	10
Financial Statements	12
Financial Highlights	14

Boston Trust Equity Fund
Economic and Market Summary	1
Investment Performance	4
Schedule of Portfolio Investments	15
Financial Statements	16
Financial Highlights	18

Boston Trust Midcap Fund
Economic and Market Summary	5
Investment Performance	7
Schedule of Portfolio Investments	19
Financial Statements	20
Financial Highlights	22

Boston Trust Small Cap Fund
Economic and Market Summary	8
Investment Performance	9
Schedule of Portfolio Investments	23
Financial Statements	24
Financial Highlights	26

Social Research and Action Update	27

Walden Social Balanced Fund
Economic and Market Summary	29
Investment Performance	32
Schedule of Portfolio Investments	36
Financial Statements	38
Financial Highlights	40

Walden Social Equity Fund
Economic and Market Summary	29
Investment Performance	33
Schedule of Portfolio Investments	41
Financial Statements	42
Financial Highlights	44

Walden Small Cap Innovations Fund
Economic and Market Summary	34
Investment Performance	35
Schedule of Portfolio Investments	45
Financial Statements	46
Financial Highlights	48

Notes to Financial Statements	49
Report of Independent Registered Public Accounting Firm	55
Supplementary Information	56
Investment Adviser Contract Approval	59
Information about Trustees & Officers	61

Economic and Market Summary (unaudited)	Boston Trust Balanced Fund Boston Trust Equity Fund Manager Commentary by Domenic Colasacco

Investment Concerns:
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of these Funds will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.

Many of the primary stock indices reached new recovery highs during the final quarter of the Funds’ fiscal year. As a welcome change, price gains were achieved without the volatility and fanfare that accompanied financial market trends over the past several years. Nearly all the media headlines were captured by the historic political battle in Washington over health care legislation and the equally contentious struggle in Europe to address Greece’s severe debt and budget problems. The latter, which has yet to be fully resolved, brought to light the inherent structural weaknesses in the European monetary union. Stock investors mostly looked past these headlines and were pleased with reports of further progress toward economic stabilization and recovery. Not only have consumer spending and business capital investment continued to improve, but corporate profits and cash flows have been at the upper end of expectations, particularly for non-financial companies. Additionally, a few nascent signs emerged that a modest reversal in the severe employment downturn is underway. Indeed, just after quarter-end, the Labor Department reported the first substantive monthly increase in private sector jobs since the financial crisis began.

As outlined in the statistical table, the Boston Trust Balanced Fund’s return for the past 12 months was slightly below the composite benchmark. The shortfall primarily reflects the underperformance of the Fund’s equity segment during a period of sharply rising stock prices - the S&P 500 Index1 was up by nearly 50% in the past year. Such relative price trends are typical given the equity segments’ focus on stocks of companies that have comparatively stable business models, with less financial and operating leverage. Performance is above average over all longer-term periods. The Boston Trust Equity Fund returned 45.13% for the 12-month period ended March 31, 2010 compared to 49.77% for the S&P 500. As with the Boston Trust Balanced Fund, the shortfall reflects the focus on stocks of companies with comparatively stable business models, and with less financial and operating leverage.†

We are especially pleased that an investment in the Fund is now within 3% of the record, quarter-end high that was reached on December 31, 2007. By comparison, a portfolio invested entirely in the S&P 500 would have to rise by another 25% or so to return to peak 2007 values. Will the Fund recoup the balance of the loss in the months ahead? Or have stock prices risen too far (up roughly 50% in just one year), too fast in light of the improved yet still problematic economic environment? The future is never certain, but we think the current upward trend will continue. Our views in this regard are summarized in more detail in the Economic Outlook and Investment Strategy.†

Economic Summary & Outlook

Current economic conditions are far from ideal. The list of problem areas remain long and include the following: a structural trade imbalance; budget deficits and debt levels, at all levels of government, that are at their highest ratios to gross domestic product since World War II; the highest unemployment in nearly 30 years; impaired household balance sheets; an energy policy, which still relies on imported oil; and wages, after inflation adjustments,

[1]	The Standard & Poor’s 500 Index (“S&P 500”), an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market.
†	Portfolio composition is subject to change.

Economic and Market Summary (unaudited)(cont.)	Boston Trust Balanced Fund Boston Trust Equity Fund Manager Commentary by Domenic Colasacco

wages that in over a decade have made little progress. Moreover, economic conditions in Japan and most of Europe are not much better than our own. Little wonder that consumer confidence is close to the lowest level in several generations.

Yet these economic problems are not new. As we have seen over both the past quarter and year, an increase in stock prices is not dependent on an ideal economic environment. That is especially true in times, such as now, when stock valuations relative to sales, earnings, cash flows and prevailing interest rates are reasonable. In our view, the essential ingredient needed to sustain an upward trend in stock prices going forward is further aggregate improvement, however modest, in the myriad of economic problems that exist. There is little question that, as bad as the economic situation may appear today, matters were worse 3, 6 and especially 12 months ago. Last spring, much of our financial system was in crisis, we were shedding hundreds of thousands of jobs every month, and house prices, along with corporate profits and cash flows, were in a virtual free-fall. None of these is the case today. The government’s monetary and fiscal policy initiatives merit much of the credit for the recent economic improvement. Such policies remain firmly in place and, in our opinion, are likely to lead to further gains in business activity-and stock prices-in the year ahead. We believe stock market returns may become especially attractive if, as intended, the policy initiatives lead to more substantive increases in private sector confidence and spending.

Asset Allocation: Our policy and practice has been to keep the Boston Trust Balanced Fund’s equity allocation within an approximate range of 45% to 75% of total assets. Two primary factors drive our equity allocation decision process: comparative stock/bond valuations and prospective economic conditions. When both are favorable, we tend to keep stock exposure near maximum, while the opposite is true during periods of high stock prices and weak economics. Gradations in either or both factors lead us to some middle ground.†

At fiscal year-end, the Boston Trust Balanced Fund’s equity allocation was nearly 70% of total assets. That compares with just under 65% at 12/31/09 and 53% at 6/30/09. As outlined in my prior reports, we have been of the opinion that stocks became attractively priced relative to most valuation metrics over a year ago. Our typical conservatism, however, led us to increase stock exposure only as our confidence in the economic foundation strengthened. We expect to follow a similar path in the months ahead and may increase the Fund’s equity allocation by several additional percentage points, provided the economic news, on the margin, remains positive. There is also no question that our preference for stocks is influenced by the close to zero return available in money market instruments and the low absolute yield levels of longer term bonds. Stock prices do not have to rise much in the year ahead to perform better than fixed income instruments generally.†

Equity and Fixed Income Component: Equity performance in the Boston Trust Equity Fund and the equity component of the Boston Trust Balanced Fund was aided by the steps we took beginning in late summer of 2009 to increase exposure to stocks in cyclical sectors that would benefit comparatively from improvement in economic activity. These included a number of industrial capital equipment companies, as well as those firms that manufacture and sell discretionary products directly to consumers. In addition, our decision to purchase stocks in a handful of well-positioned regional banks and insurance companies also contributed significantly to recent positive equity results.†

Given current low absolute bond yields, and our view that interest rates are more likely to rise than fall in the months ahead, we do not expect to revise our year-long decision to emphasize shorter term bonds. For more detail on Fund holdings, please refer to the Fund’s financial statements.†

Thank you for your continued confidence in our services. Please feel free to contact us directly at 617-726-7250 should you have any questions about our investment views or your account.

Domenic Colasacco
Portfolio Manager and President
Boston Trust Investment Management, Inc.

†	Portfolio composition is subject to change.

Investment Performance (unaudited)	Boston Trust Balanced Fund March 31, 2010

Fund Net Asset Value: $28.69
Gross Expense Ratio[1]: 1.09%

	Annualized

	1 Year	5 Years	10 Years
	Ended	Ended	Ended
	3/31/10	3/31/10	3/31/10
Boston Trust Balanced Fund	25.08%	4.30%	4.08%
Lipper Mixed-Asset Target Allocation Growth Funds Average	40.02%	2.96%	1.92%
S&P 500 Index	49.77%	1.92%	-0.65%
Barclays Capital U.S. Government/Credit Bond Index	7.51%	5.17%	6.22%
Citigroup 90-Day U.S. Treasury Bill Index	0.13%	2.76%	2.70%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]
The above Gross Expense ratio is from the Fund’s prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratios as of March 31, 2010 can be found in the financial highlights. The investment performance reflects voluntary fee waivers which may be discontinued at any time and a contractual fee waiver which shall continue in effect from year to year only upon mutual agreement of the Fund and the Adviser. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Based on the Fund’s prospectus dated August 1, 2009, the Total Fund Operating Expenses would be 1.08% and the Net Fund Operating Expenses would be 1.00% excluding the indirect costs of investing in Acquired Funds.

The chart represents historical 10-year performance of a hypothetical investment of $10,000 in the Boston Trust Balanced Fund and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Balanced Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays Capital U.S. Government/Credit Bond Index is a non-securitized component of the Barclays U.S. Aggregate Index and was the first macro index launched by Lehman Brothers. The Barclays Capital U.S. Government/Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Citigroup 90-Day U.S. Treasury Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The Index is an average of the last three-month treasury bill issues. The three-month treasury bills are the short-term debt obligations of the U.S. Government. The indices’ performance is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services.

The Lipper Mixed-Asset Target Allocation Growth Funds Average (“Lipper Average”) is an average of managed mutual funds whose primary objective is to maintain a mix of between 60%-80% equity securities with the remainder invested in bonds, cash and cash equivalents. The Lipper Average is an equally weighted index of the largest managed mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends and net of all fund expenses. Investors cannot invest directly in an index.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Investment Performance (unaudited)	Boston Trust Equity Fund March 31, 2010

Fund Net Asset Value: $12.62
Gross Expense Ratio[1]: 1.12%

	Annualized

	1 Year	5 Years	Since
	Ended	Ended	Inception
	3/31/10	3/31/10	10/1/03
Boston Trust Equity Fund	45.13%	3.05%	5.12%
S&P 500 Index	49.77%	1.92%	4.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]
The above Gross Expense ratio is from the Fund’s prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratios as of March 31, 2010 can be found in the financial highlights. The investment performance reflects voluntary fee waivers which may be discontinued at any time and a contractual fee waiver which shall continue in effect from year to year only upon mutual agreement of the Fund and the Adviser. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Based on the Fund’s prospectus dated August 1, 2009, the Total Fund Operating Expenses would be 1.10% and the Net Fund Operating Expenses would be 1.00% excluding the indirect costs of investing in Acquired Funds.

The chart represents historical performance of a hypothetical investment of $10,000 in the Boston Trust Equity Fund from October 1, 2003 to March 31, 2010, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Equity Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Economic and Market Summary (unaudited)	Boston Trust Midcap Fund Manager Commentary by Stephen J. Amyouny

Investment Concerns:
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Mid-capitalization stocks typically carry additional risk, since smaller companies companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.

Market Summary

The equity markets continued their upward rise during the first quarter of 2010 as economic activity gained momentum and further signs of financial stabilization appeared. Price gains were achieved without the significant volatility that has been prevalent over the last few years. Not only have consumer spending and business capital investment continued to improve, but corporate profits and cash flows have been at the upper end of expectations, particularly for non-financial companies. Credit markets have stabilized substantially as evidenced by the significant reduction in corporate bond yield spreads relative to U.S. treasuries. This improvement has provided companies with increased access to capital, lower costs of capital, and enhanced liquidity, which are critical components to future growth. Additionally, a few nascent signs emerged that a modest reversal in the severe employment downturn is underway. Indeed, just after quarter-end, the Labor Department reported the first substantive monthly increase in private sector jobs since the financial crisis began.

Midcap stocks, as measured by the benchmark Russell Midcap® Index1, posted strong results for the quarter (8.67%) and exceptionally strong results over the last 12 months (67.71%). Despite this incredible price recovery, the Russell Midcap® Index remains approximately 10% below its price at the beginning of 2008.

Portfolio Review

The Boston Trust Midcap Fund posted a return of 55.68% over the most recent 12 months. Although performance among sectors was broad-based and generally quite good, the Fund achieved particularly strong results within its more economically sensitive industries, such as the Industrial Products & Services, Financial Services, and Consumer Discretionary sectors. Within these groups, retailers Abercrombie & Fitch (0.7%) and Ross Stores (2.4%), auto supplier Autoliv (1.5%), regional banks Comerica (1.8%) and M&T Bank (1.8%), and aerospace suppliers Precision Castparts (1.6%) and Rockwell Collins (1.9%), posted strong performances for the period ended March 31, 2010. Solid gains were achieved among many technology, industrial materials, and energy companies. Fund holdings within the more defensive, less economically-sensitive sectors, such as utilities and consumer staples, generally performed poorly relative to the broader market.†

 Over the last 12 months, lower quality stocks performed exceptionally well relative to stocks of higher quality companies. These lower quality stocks, which generally possess below average financial strength, higher than average financial leverage, and poor sales and earnings consistency, recovered sharply following their dismal performance in 2008 and early 2009. For this reason, the performance of the Fund, which concentrates its investments in the securities of higher quality companies, has trailed the benchmark over the last year; however, the Fund still posted an exceptionally high absolute return for the 12 months ended March 31, 2010, and the Fund’s annualized return since inception remains superior to the index.

We established new positions in several companies, including Teradata (1.2%), Check Point Software (1.1%), FMC Technologies (1.7%), Strayer Education (0.9%), and Morningstar (1.0%). We also liquidated positions in Energizer, GameStop, Nordstrom, Juniper Networks, Airgas, and Smith International—the latter two positions due to acquisitions by larger companies.†

[1]	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

†	Portfolio composition is subject to change.

Economic and Market Summary (unaudited)(cont.)	Boston Trust Midcap Fund Manager Commentary by Stephen J. Amyouny

Portfolio Strategy

We believe that the Fund remains very well diversified with broad-based exposure across economic sectors and a wide range of industries. We will continue to increase, selectively, the Fund’s portfolio allocation to allow exposure to economically sensitive industries, such as industrial products and technology companies that stand to benefit from accelerating global economic activity. Many of the companies held in the Fund have significant exposure to developing regions of the world, such as Brazil, China and India, where economic growth could very likely be robust in comparison to developed regions.†

We also remain acutely aware of the rising earnings expectations for most companies and the related potential for disappointments if earnings growth does not materialize as investors anticipate. For this reason, we continue to look to reduce or eliminate Fund positions in those companies where earnings expectations appear overly optimistic relative to our internal projections. Companies have generally reduced costs aggressively during the downcycle and are now positioned to achieve significant profit margin expansion over the next few quarters. We believe the combination of accelerating sales growth and margin expansion should lead to higher earnings for most companies this year. Our Fund’s long-term focus on high-quality companies with sustainable business models, attractive growth prospects, and reasonable valuations may produce attractive investment returns in this type of economic environment.†

The equities of the companies in bold-face in the commentary were holdings of the Boston Trust Midcap Fund as of March 31, 2010.

Stephen J. Amyouny, CFA
Portfolio Manager
Boston Trust Investment Management, Inc.

† Portfolio composition is subject to change.

Investment Performance (unaudited)	Boston Trust Midcap Fund March 31, 2010

Fund Net Asset Value: $9.44
Gross Expense Ratio[1]: 1.50%

	Annualized

	1 Year	Since
	Ended	Inception
	3/31/10	9/24/07
Boston Trust Midcap Fund	55.68%	-1.24%
Russell Midcap® Index	67.71%	-5.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]
The above Gross Expense ratio is from the Fund’s prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratios as of March 31, 2010 can be found in the financial highlights. The investment performance reflects voluntary fee waivers which may be discontinued at any time and a contractual fee waiver which shall continue in effect from year to year only upon mutual agreement of the Fund and the Adviser. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Based on the Fund’s prospectus dated August 1, 2009, the Total Fund Operating Expenses would be 1.48% and the Net Fund Operating Expenses would be 1.00% excluding the indirect costs of investing in Acquired Funds.

The chart represents historical performance of a hypothetical investment of $10,000 in the Boston Trust Midcap Fund from September 24, 2007 to March 31, 2010, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Midcap Fund is measured against the Russell Midcap® Index, which is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 27% of the total market capitalization of the Russell 1000 companies. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Economic and Market Summary (unaudited)	Boston Trust Small Cap Fund Manager Commentary by Kenneth P. Scott

Investment Concerns:
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Small-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.

Market Summary

Generally speaking, a sharp rebound in stock prices, like the one we have experienced over the past quarter, and year, favors lower quality companies—those less equipped to withstand economic hardship—whose share price suffered most during the preceding bear market. This can create a headwind for managers investing in higher quality companies. This appears to have been the case in the first quarter of 2010 and over the past year. While the Boston Trust Small Cap Fund’s absolute performance was positive, two key elements related to quality appear to be associated with lower relative returns for the quarter: firms with higher returns on invested capital, and those with more consistent returns on invested capital—both factors we favor—underperformed their less profitable and more volatile peers during the quarter.

Portfolio Review

After a market hiccup in January, small cap equity prices continued their rebound, as most economic fundamentals continued to improve during the first quarter of 2010. Boston Trust Small Cap Fund, which focuses on higher quality, innovative companies, underperformed the strong absolute performance of the Russell 2000® Index1 by more than one percent for the calendar quarter and for the one-year period ended March 31, 2010. For the five-year and ten-year periods ended March 31, 2010, the Boston Trust Small Cap Fund has outperformed the benchmark, with less volatility.†

As noted previously, we aim to maintain Fund sector weights comparable to those of the overall market. Thus, our sector composition generally has no significant impact on overall performance. That said, our stock performance within sectors generally reflects our high-quality bias. For example, our consumer discretionary picks did not keep up fully with the exceptional, double-digit performance of the small cap consumer discretionary sector, while our tech selections outperformed this market-lagging sector. Individually, Baldor Electric (2.3%), Lululemon (2.1%) and Polycom (2.4%) contributed most to first quarter performance, while Nutrisystem (0.5%), Investment Technology Group (1.0%) and Carbo Ceramics (1.5%) detracted most.†

 During the first quarter 2010, we established new positions in Cantel Medical (CMN) (0.5%) which is a leading provider of infection prevention and control products in the healthcare market. Nutraceutical International (NUTR) (0.3%) is a leading manufacturer of branded nutritional supplements and natural products. Orrstown Financial (ORRF) (0.5%) and UMB Financial (UMBF) (0.5%) are community banks with conservative lending standards operating primarily in two areas less affected by the housing crisis—south-central Pennsylvania and Kansas City, Missouri, respectively. We sold stakes in Commerce Bancshares, Green Mountain Coffee Roasters and Idexx Laboratories from the Fund during the quarter because stock price appreciation moved them outside small cap market capitalization range. We also completed the sale of Encore Acquisition from the Fund, given its acquisition by Denbury Resources.†

 Portfolio Strategy

 We continue to believe that our focus on innovative, higher quality, more reasonably valued stocks leveraged to more sustainable elements of economic growth will continue to provide substantial value to client portfolios over time. We appreciate your continued confidence in our services.

The equities of the companies in bold-face in the commentary were holdings of the Boston Trust Small Cap Fund as of March 31, 2010.

Kenneth P. Scott, CFA
Portfolio Manager
Boston Trust Investment Management, Inc.

[1]	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
†	Portfolio composition is subject to change.

Investment Performance (unaudited)	Boston Trust Small Cap Fund March 31, 2010

Fund Net Asset Value: $11.52
Gross Expense Ratio[1]: 1.20%

	Annualized

	1 Year	5 Years	10 Years
	Ended	Ended	Ended
	3/31/10	3/31/10	3/31/10
Boston Trust Small Cap Fund*	60.01%	6.03%	8.92%
Russell 2000® Index	62.76%	3.36%	3.68%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]
The above Gross Expense ratio is from the Fund’s prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratios as of March 31, 2010 can be found in the financial highlights. The investment performance reflects voluntary fee waivers which may be discontinued at any time and a contractual fee waiver which shall continue in effect from year to year only upon mutual agreement of the Fund and the Adviser. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Based on the Fund’s prospectus dated August 1, 2009, the Total Fund Operating Expenses would be 1.18% and the Net Fund Operating Expenses would be 1.00% excluding the indirect costs of investing in Acquired Funds.

*
The quoted performance for the Fund reflects the performance of a collective investment fund that was previously managed with full investment authority by the parent company of the Fund’s Adviser prior to the establishment of the Fund on December 16, 2005. The performance of the collective investment fund has been restated to reflect the net expenses of the Fund after all expenses at an annual rate of 1.25%, the Adviser’s expense limitation for its initial year of investment operations. The performance of the collective investment fund was restated to reflect the expenses associated with the mutual fund. The collective investment fund was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the collective investment fund had been registered, the collective investment fund’s performance may have been adversely affected.

The chart represents historical 10-year performance of a hypothetical investment of $10,000 in the Boston Trust Small Cap Fund and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Small Cap Fund is measured against the Russell 2000® Index, which is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Schedule of Portfolio Investments	Boston Trust Balanced Fund March 31, 2010

COMMON STOCKS (67.9%)
Security Description	Shares	Value ($)

Consumer Discretionary (6.1%)
Comcast Corp., Class A	80,000	1,505,600
Johnson Controls, Inc.	30,000	989,700
NIKE, Inc., Class B	25,000	1,837,500
Omnicom Group, Inc.	60,000	2,328,600
Ross Stores, Inc.	25,000	1,336,750
Staples, Inc.	65,000	1,520,350
Target Corp.	50,000	2,630,000
		12,148,500
Consumer Products (9.9%)
Costco Wholesale Corp.	35,000	2,089,850
Diageo PLC, Sponsored ADR	35,000	2,360,750
Kellogg Co.	50,000	2,671,500
McCormick & Co., Inc.	75,000	2,877,000
PepsiCo, Inc.	35,000	2,315,600
Procter & Gamble Co.	60,000	3,796,200
SYSCO Corp.	125,000	3,687,500
		19,798,400
Energy (8.1%)
Apache Corp.	20,000	2,030,000
Chevron Corp.	40,000	3,033,200
ConocoPhillips	45,000	2,302,650
Exxon Mobil Corp.	65,000	4,353,700
Schlumberger Ltd.	45,000	2,855,700
XTO Energy, Inc.	35,000	1,651,300
		16,226,550
Financial Services (9.9%)
Bank of America Corp.	80,000	1,428,000
Chubb Corp.	50,000	2,592,500
Cincinnati Financial Corp.	125,000	3,612,500
Comerica, Inc.	50,000	1,902,000
JPMorgan Chase & Co.	25,000	1,118,750
M&T Bank Corp.	20,000	1,587,600
PNC Financial Services Group, Inc.	25,000	1,492,500
State Street Corp.	30,000	1,354,200
SunTrust Banks, Inc.	55,000	1,473,450
T. Rowe Price Group, Inc.	60,000	3,295,800
		19,857,300
Health Care (8.1%)
Becton, Dickinson & Co.	35,000	2,755,550
C.R. Bard, Inc.	30,000	2,598,600
DENTSPLY International, Inc.	60,000	2,091,000
Johnson & Johnson, Inc.	30,000	1,956,000
Medtronic, Inc.	40,000	1,801,200
Saint Jude Medical, Inc.(a)	35,000	1,436,750
Stryker Corp.	30,000	1,716,600
Varian Medical Systems, Inc.(a)	35,000	1,936,550
		16,292,250
Industrial Materials (3.2%)
Air Products & Chemicals, Inc.	25,000	1,848,750
AptarGroup, Inc.	40,000	1,574,000
Ecolab, Inc.	30,000	1,318,500
Sigma-Aldrich Corp.	30,000	1,609,800
		6,351,050
Industrial Products & Services (11.9%)
ABB Ltd., Sponsored ADR(a)	75,000	1,638,000
Donaldson Co., Inc.	75,000	3,384,000
Emerson Electric Co.	85,000	4,278,900
Hubbell, Inc., Class B	15,000	756,450
Illinois Tool Works, Inc.	60,000	2,841,600
Precision Castparts Corp.	30,000	3,801,300
	Shares or Principal Amount ($)	Value ($)
Rockwell Collins, Inc.	40,000	2,503,600
United Parcel Service, Inc., Class B	30,000	1,932,300
W.W. Grainger, Inc.	25,000	2,703,000
		23,839,150
Information Technology (10.7%)
Accenture PLC, Class A	60,000	2,517,000
Automatic Data Processing, Inc.	65,000	2,890,550
Cisco Systems, Inc.(a)	120,000	3,123,600
EMC Corp.(a)	160,000	2,886,400
International Business Machines Corp.	20,000	2,565,000
Microsoft Corp.	125,000	3,658,750
Nokia Corp., Sponsored ADR	50,000	777,000
Oracle Corp.	120,000	3,082,800
		21,501,100
TOTAL COMMON STOCKS (Cost $94,103,631)		136,014,300

CORPORATE BONDS (4.2%)
Basic Materials (0.2%)
Weyerhaeuser Co.
6.75%, 3/15/12	100,000	106,697
7.25%, 7/1/13	300,000	322,511
		429,208
Consumer Products (0.3%)
Diageo Capital PLC, 5.50%, 9/30/16	500,000	543,620

Financial Services (2.8%)
American Express Bank FSB, BKNT,
6.00%, 9/13/17	200,000	214,973
American Express Co.,
7.00%, 3/19/18	1,500,000	1,706,331
8.13%, 5/20/19	1,675,000	2,032,159
John Deere Capital Corp., Series D,
5.35%, 4/3/18	1,000,000	1,065,817
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/1/18	500,000	666,048
		5,685,328
Industrial Products & Services (0.2%)
Emerson Electric Co., 5.13%, 12/1/16	300,000	322,669

Information Technology (0.4%)
Oracle Corp., 5.75%, 4/15/18	750,000	823,940

Telecommunications (0.3%)
AT&T, Inc., 5.63%, 6/15/16	500,000	548,882
TOTAL CORPORATE BONDS (Cost $7,460,767)		8,353,647

MUNICIPAL BONDS (2.2%)
Florida (0.5%)
Florida State Board of Education, Series D, GO,
5.00%, 6/1/21, Callable 6/1/17 @ 101	1,000,000	1,093,970

Illinois (0.8%)
Illinois State, GO, 5.00%, 4/1/24, Callable 4/1/17 @ 100	500,000	512,130
Illinois State, Series A,
5.00%, 3/1/22, Callable 3/1/14 @ 100	750,000	773,812
5.00%, 6/1/29, Callable 3/1/14 @ 100	250,000	252,378
		1,538,320

See Notes to Financial Statements

10

Schedule of Portfolio Investments	Boston Trust Balanced Fund March 31, 2010

MUNICIPAL BONDS, CONTINUED
Security Description	Shares or Principal Amount ($)	Value ($)
Ohio (0.3%)
Ohio State, Series D, GO, 4.50%, 9/15/22, NATL-RE, Callable 3/15/16 @ 100	500,000	519,255

Washington (0.1%)
Washington State, Series C, GO, 5.00%, 2/1/26, Callable 2/1/19 @ 100	250,000	270,343

Wisconsin (0.5%)
Wisconsin State, Series C, GO, 5.00%, 5/1/25, Callable 5/1/18 @ 100	200,000	215,100
Wisconsin State, Series D, GO, 5.50%, 5/1/26, Callable 5/1/18 @ 100	750,000	835,117
		1,050,217
TOTAL MUNICIPAL BONDS (Cost $4,342,749)		4,472,105

U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (23.7%)
Federal Home Loan Bank
2.25%, 4/13/12	7,500,000	7,662,367
4.88%, 12/14/12	13,000,000	14,120,119
5.00%, 10/13/11	1,500,000	1,594,454
5.25%, 6/11/10	5,000,000	5,048,800
5.25%, 6/10/11	2,000,000	2,104,252
5.25%, 9/13/13	5,000,000	5,531,715
5.25%, 12/9/22	1,000,000	1,055,550
5.38%, 6/8/12	5,000,000	5,440,980
Government National Mortgage Association,
6.00%, 10/15/36	1,634,339	1,748,602
U.S. Treasury Inflation Protected Bonds,
3.50%, 1/15/11	3,112,500	3,224,600
TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $45,312,828)		47,531,439

INVESTMENT COMPANIES (1.6%)
Victory Federal Money Market, Investor Shares, 0.01% (b) (Cost $3,120,208)	3,120,208	3,120,208
Total Investments (Cost $154,340,183) — 99.6%		199,491,699
Other assets in excess of liabilities — 0.4%		819,819

NET ASSETS — 100.0%		$200,311,518

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2010.
ADR	American Depositary Receipt
BKNT	Bank Note
FSB	Federal Savings Bank
GO	General Obligation
NATL-RE	Reinsured by National Public Finance Guarantee Corporation
PLC	Public Limited Company

See Notes to Financial Statements

11

Financial Statements	Boston Trust Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010

Assets:
Investments, at value (cost $154,340,183)	$199,491,699
Interest and dividends receivable	1,003,432
Receivable for capital shares issued	22,000
Prepaid expenses and other assets	3,504
Total Assets	200,520,635

Liabilities:
Payable for capital shares redeemed	14,000
Accrued expenses and other liabilities:
Investment adviser	123,186
Chief compliance officer	862
Administration and accounting	5,999
Custodian	8,059
Transfer agent	4,245
Trustee	3,920
Other	48,846
Total Liabilities	209,117

Net Assets	$200,311,518

Composition of Net Assets:
Capital	$156,907,745
Accumulated net investment income	827,544
Accumulated net realized losses from investment transactions	(2,575,287)
Net unrealized appreciation from investments	45,151,516

Net Assets	$200,311,518

Shares outstanding (par value $0.01, unlimited number of shares authorized)	6,983,134

Net Asset Value, Offering Price and Redemption Price per share	$28.69

STATEMENT OF OPERATIONS
For the year ended March 31, 2010

Investment Income:
Interest	$2,875,717
Dividends	2,101,424
Total Investment Income	4,977,141
Expenses:
Investment adviser	1,315,294
Administration and accounting	357,090
Trustee	17,597
Custodian	33,394
Transfer agency	17,971
Chief compliance officer	12,510
Printing	29,081
Professional	74,224
Other	45,032
Total expenses before fee reductions	1,902,193
Fees voluntarily reduced by the administrator	(102,094)
Fees contractually reduced by the investment adviser	(44,935)
Net Expenses	1,755,164

Net Investment Income	3,221,977
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	946,272
Change in unrealized appreciation/depreciation from investments	34,043,468
Net realized/unrealized gains from investments	34,989,740

Change in Net Assets Resulting from Operations	$38,211,717

See Notes to Financial Statements

12

Financial Statements	Boston Trust Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31, 2010	March 31, 2009
Investment Activities:
Operations:
Net investment income	$3,221,977	$3,008,273
Net realized gains (losses) from investment transactions	946,272	(2,892,802)
Change in unrealized appreciation/depreciation from investments	34,043,468	(34,137,628)
Change in net assets resulting from operations	38,211,717	(34,022,157)

Dividends:
Net investment income	(3,153,684)	(3,026,472)
Net realized gains from investment transactions	—	(4,856,029)
Change in net assets resulting from shareholder dividends	(3,153,684)	(7,882,501)

Capital Share Transactions:
Proceeds from shares issued	26,227,435	20,285,450
Dividends reinvested	3,011,645	7,558,953
Cost of shares redeemed	(12,386,127)	(20,852,763)
Change in net assets resulting from capital share transactions	16,852,953	6,991,640

Change in net assets	51,910,986	(34,913,018)

Net Assets:
Beginning of period	148,400,532	183,313,550
End of period	$200,311,518	$148,400,532

Share Transactions:
Issued	973,787	795,051
Reinvested	109,834	313,910
Redeemed	(461,327)	(795,578)
Change in shares	622,294	313,383

Accumulated net investment income	$827,544	$759,251

See Notes to Financial Statements

13

Financial Statements	Boston Trust Balanced Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year		For the year	For the year	For the year
	ended	ended		ended	ended	ended
	March 31,	March 31,		March 31,	March 31,	March 31,
	2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$23.33	$30.31		$29.87	$29.11	$28.77

Investment Activities:
Net investment income	0.47	0.49	(a)	0.46	0.46	0.53
Net realized and unrealized gains (losses) from investment transactions	5.36	(6.11)		1.42	2.13	0.88
Total from investment activities	5.83	(5.62)		1.88	2.59	1.41

Dividends:
Net investment income	(0.47)	(0.52)		(0.45)	(0.43)	(0.52)
Net realized gains from investments	—	(0.84)		(0.99)	(1.40)	(0.55)
Total dividends	(0.47)	1.36)		(1.44)	(1.83)	(1.07)

Net Asset Value, End of Period	$28.69	$23.33		$30.31	$29.87	$29.11

Total Return	25.08%	(18.68)%		6.06%	8.98%	4.97%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$200,312	$148,401		$183,314	$170,307	$164,475
Ratio of net expenses to average net assets	1.00%	1.00%		1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.84%	1.80%		1.46%	1.50%	1.76%
Ratio of expenses (before fee reductions) to average net assets(b)	1.08%	1.08%		1.08%	1.07%	1.08%
Portfolio turnover rate	12.90%	21.30%		33.49%	37.24%	29.77%

(a)	Calculated using the average shares method.
(b)	During the period, certain fees were reduced and total fund expenses were capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.

See Notes to Financial Statements

14

Schedule of Portfolio Investments	Boston Trust Equity Fund March 31, 2010

COMMON STOCKS (99.7%)
Security Description	Shares	Value ($)

Consumer Discretionary (7.7%)
Comcast Corp., Class A	35,000	658,700
Johnson Controls, Inc.	18,000	593,820
NIKE, Inc., Class B	5,000	367,500
Omnicom Group, Inc.	25,000	970,250
Ross Stores, Inc.	1,000	53,470
Staples, Inc.	30,000	701,700
Target Corp.	15,000	789,000
		4,134,440
Consumer Products (12.5%)
Costco Wholesale Corp.	15,000	895,650
Diageo PLC, Sponsored ADR	15,000	1,011,750
Kellogg Co.	7,500	400,725
McCormick & Co., Inc.	25,000	959,000
PepsiCo, Inc.	15,000	992,400
Procter & Gamble Co.	15,000	949,050
SYSCO Corp.	50,000	1,475,000
		6,683,575
Energy (11.4%)
Apache Corp.	12,000	1,218,000
Chevron Corp.	12,500	947,875
ConocoPhillips	10,000	511,700
Exxon Mobil Corp.	32,500	2,176,850
Schlumberger Ltd.	20,000	1,269,200
		6,123,625
Financial Services (16.3%)
Bank of America Corp.	35,000	624,750
Chubb Corp.	20,000	1,037,000
Cincinnati Financial Corp.	45,000	1,300,500
Comerica, Inc.	20,000	760,800
JPMorgan Chase & Co.	10,000	447,500
M&T Bank Corp.	10,000	793,800
PNC Financial Services Group, Inc.	12,500	746,250
State Street Corp.	15,000	677,100
SunTrust Banks, Inc.	25,000	669,750
T. Rowe Price Group, Inc.	30,000	1,647,900
		8,705,350
Health Care (13.3%)
Becton, Dickinson & Co.	15,000	1,180,950
C.R. Bard, Inc.	12,500	1,082,750
DENTSPLY International, Inc.	30,000	1,045,500
Johnson & Johnson, Inc.	10,000	652,000
Medtronic, Inc.	25,000	1,125,750
Merck & Co., Inc.	2,500	93,375
Saint Jude Medical, Inc.(a)	10,000	410,500
Stryker Corp.	12,500	715,250
Varian Medical Systems, Inc.(a)	15,000	829,950
		7,136,025
Industrial Materials (5.7%)
Air Products & Chemicals, Inc.	10,000	739,500
AptarGroup, Inc.	15,000	590,250
Ecolab, Inc.	15,000	659,250
Sigma-Aldrich Corp.	20,000	1,073,200
		3,062,200
Industrial Products & Services (17.1%)
ABB Ltd., Sponsored ADR	35,000	764,400
Donaldson Co., Inc.	25,000	1,128,000
Emerson Electric Co.	37,500	1,887,750
Illinois Tool Works, Inc.	25,000	1,184,000
Precision Castparts Corp.	15,000	1,900,650
Rockwell Collins, Inc.	15,000	938,850
W.W. Grainger, Inc.	12,500	1,351,500
		9,155,150
Information Technology (15.7%)
Accenture PLC, Class A	25,000	1,048,750
Automatic Data Processing, Inc.	25,000	1,111,750
Cisco Systems, Inc.(a)	55,000	1,431,650
EMC Corp.(a)	80,000	1,443,200
International Business Machines Corp.	5,000	641,250
Microsoft Corp.	50,000	1,463,500
Oracle Corp.	50,000	1,284,500
		8,424,600
TOTAL COMMON STOCKS (Cost $35,424,269)		53,424,965

INVESTMENT COMPANIES (0.2%)
Victory Federal Money Market, Investor Shares, 0.01% (b) (Cost $117,678)	117,678	117,678
Total Investments (Cost $35,541,947) — 99.9%		53,542,643
Other assets in excess of liabilities — 0.1%		40,705
NET ASSETS — 100.0%		$53,583,348

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2010.
ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010

Assets:
Investments, at value (cost $35,541,947)	$53,542,643
Dividends receivable	95,957
Prepaid expenses and other assets	106
Total Assets	53,638,706
Liabilities:
Accrued expenses and other liabilities:
Investment adviser	32,203
Chief compliance officer	237
Administration and accounting	1,776
Custodian	2,584
Transfer agent	4,370
Trustee	1,080
Other	13,108
Total Liabilities	55,358

Net Assets	$53,583,348
Composition of Net Assets:
Capital	$38,757,242
Accumulated net investment income	116,710
Accumulated net realized losses from investment transactions	(3,291,300)
Net unrealized appreciation from investments	18,000,696

Net Assets	$53,583,348

Shares outstanding (par value $0.01, unlimited number of shares authorized)	4,244,815

Net Asset Value, Offering Price and Redemption Price per share	$12.62

STATEMENT OF OPERATIONS
For the year ended March 31, 2010

Investment Income:
Dividends	$920,931
Total Investment Income	920,931
Expenses:
Investment adviser	360,054
Administration and accounting	99,456
Trustee	4,683
Custodian	10,467
Transfer agency	17,507
Chief compliance officer	3,382
Printing	7,659
Professional	19,662
Other	11,723
Total expenses before fee reductions	534,593
Fees voluntarily reduced by the administrator	(28,005)
Fees contractually reduced by the investment adviser	(26,106)
Net Expenses	480,482

Net Investment Income	440,449
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	774,817
Change in unrealized appreciation/depreciation from investments	16,019,763
Net realized/unrealized gains from investments	16,794,580

Change in Net Assets Resulting from Operations	$17,235,029

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31, 2010	March 31, 2009
Investment Activities:
Operations:
Net investment income	$440,449	$474,531
Net realized gains (losses) from investment transactions	774,817	(4,042,987)
Change in unrealized appreciation/depreciation from investments	16,019,763	(17,791,854)
Change in net assets resulting from operations	17,235,029	(21,360,310)

Dividends:
Net investment income	(435,641)	(482,096)
Change in net assets resulting from shareholder dividends	(435,641)	(482,096)

Capital Share Transactions:
Proceeds from shares issued	2,198,669	4,500,020
Dividends reinvested	393,025	437,230
Cost of shares redeemed	(4,506,458)	(9,445,789)
Change in net assets resulting from capital share transactions	(1,914,764)	(4,508,539)

Change in net assets	14,884,624	(26,350,945)

Net Assets:
Beginning of period	38,698,724	65,049,669
End of period	$53,583,348	$38,698,724

Share Transactions:
Issued	200,783	389,563
Reinvested	33,279	45,892
Redeemed	(401,965)	(960,879)
Change in shares	167,903)	(525,424)

Accumulated net investment income	$116,710	$111,490

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year		For the year	For the year	For the year
	ended	ended		ended	ended	ended
	March 31,	March 31,		March 31,	March 31,	March 31,
	2010	2009		2008	2007	2006

Net Asset Value, Beginning of Period	$8.77	$13.17		$13.17	$12.39	$11.86

Investment Activities:
Net investment income	0.10	0.10	(a)	0.08	0.09	0.09
Net realized and unrealized gains (losses) from investment transactions	3.85	(4.40)		0.30	1.04	0.65
Total from investment activities	3.95	(4.30)		0.38	1.13	0.74

Dividends:
Net investment income	(0.10)	(0.10)		(0.08)	(0.08)	(0.09)
Net realized gains from investments	—	—		(0.30)	(0.27)	(0.12)
Total dividends	(0.10)	(0.10)		(0.38)	(0.35)	(0.21)

Net Asset Value, End of Period	$12.62	$8.77		$13.17	$13.17	$12.39

Total Return	45.13%	(32.73)%		2.59%	9.20%	6.23%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$53,583	$38,699		$65,050	$59,884	$48,574
Ratio of net expenses to average net assets	1.00%	1.00%		1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.92%	0.86%		0.55%	0.71%	0.73%
Ratio of expenses (before fee reductions) to average net assets(b)	1.11%	1.10%		1.10%	1.11%	1.11%
Portfolio turnover rate	19.90%	28.85%		23.53%	21.48%	20.44%

(a)	Calculated using the average shares method.
(b)	During the period, certain fees were reduced and total fund expenses were capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Midcap Fund March 31, 2010

COMMON STOCkS (96.6%)
Security Description	Shares	Value ($)

Consumer Discretionary (13.1%)
Abercrombie & Fitch Co., Class A	2,600	118,664
Advance Auto Parts, Inc.	4,500	188,640
Autoliv, Inc.(a)	4,830	248,890
Coach, Inc.	4,500	177,840
Guess?, Inc.	4,150	194,967
John Wiley & Sons, Inc., Class A	2,600	112,528
O’Reilly Automotive, Inc.(a)	6,200	258,602
Omnicom Group, Inc.	7,750	300,777
Ross Stores, Inc.	7,300	390,331
Strayer Education, Inc.	575	140,024
		2,131,263
Consumer Products (6.8%)
Alberto-Culver Co.	10,000	261,500
Brown-Forman Corp., Class B	3,125	185,781
Church & Dwight Co., Inc.	3,500	234,325
Clorox Co.	2,500	160,350
McCormick & Co., Inc.	7,050	270,438
		1,112,394
Energy (6.3%)
Cabot Oil & Gas Corp.	8,200	301,760
Core Laboratories NV	1,300	170,040
FMC Technologies, Inc.(a)	4,325	279,525
Murphy Oil Corp.	5,000	280,950
		1,032,275
Financial Services (16.3%)
Bank of Hawaii Corp.	3,900	175,305
Cincinnati Financial Corp.	10,405	300,704
Comerica, Inc.	7,525	286,251
Commerce Bancshares, Inc.	4,375	179,988
Digital Realty Trust, Inc.	2,600	140,920
IntercontinentalExchange, Inc.(a)	975	109,376
Jones Lang LaSalle, Inc.	1,675	122,091
M&T Bank Corp.	3,650	289,737
Morningstar, Inc.(a)	3,325	159,899
SEI Investments Co.	11,250	247,162
T. Rowe Price Group, Inc.	6,750	370,777
TD Ameritrade Holding Corp.(a)	8,525	162,487
The NASDAQ OMX Group, Inc.(a)	5,400	114,048
		2,658,745
Health Care (12.2%)
C.R. Bard, Inc.	3,650	316,163
DENTSPLY International, Inc.	7,275	253,534
Gen-Probe, Inc.(a)	3,950	197,500
IDEXX Laboratories, Inc.(a)	2,650	152,508
Patterson Cos., Inc.	5,650	175,432
Pharmaceutical Product Development, Inc.	5,875	139,531
ResMed, Inc.(a)	2,300	146,395
Techne Corp.	1,900	121,011
Varian Medical Systems, Inc.(a)	4,200	232,386
Waters Corp.(a)	3,700	249,898
		1,984,358
Industrial Materials (5.6%)
AptarGroup, Inc.	7,300	287,255
Ecolab, Inc.	5,725	251,614
Sigma-Aldrich Corp.	7,025	376,961
		915,830
Industrial Products & Services (15.6%)
AMETEK, Inc.	6,500	269,490
C.H. Robinson Worldwide, Inc.	4,150	231,777
CLARCOR, Inc.	4,950	170,726
Donaldson Co., Inc.	7,800	351,936
Expeditors International of Washington, Inc.	5,200	191,984
L-3 Communications Holdings, Inc.	1,250	114,538
Mettler-Toledo International, Inc.(a)	2,800	305,760
Precision Castparts Corp.	2,100	266,091
Rockwell Collins, Inc.	4,950	309,820
W.W. Grainger, Inc.	3,125	337,875
		2,549,997
Information Technology (15.9%)
Amdocs Ltd.(a)	7,000	210,770
BMC Software, Inc.(a)	6,000	228,000
Check Point Software Technologies Ltd.(a)	5,250	184,065
Citrix Systems, Inc.(a)	7,350	348,904
Cognizant Technology Solutions Corp. Class A(a)	4,500	229,410
F5 Networks, Inc.(a)	2,600	159,926
FactSet Research Systems, Inc.	3,650	267,800
Fiserv, Inc.(a)	2,250	114,210
Intuit, Inc.(a)	4,750	163,115
NetApp, Inc.(a)	10,400	338,624
Paychex, Inc.	4,700	144,290
Teradata Corp.(a)	6,750	195,008
		2,584,122
Telecommunications (0.8%)
NII Holdings, Inc.(a)	3,150	131,229

Utilities (4.0%)
AGL Resources, Inc.	2,650	102,423
Energen Corp.	3,500	162,855
NSTAR	3,200	113,344
Questar Corp.	6,250	270,000
		648,622
TOTAL COMMON STOCKS (Cost $12,098,166)		15,748,835

INVESTMENT COMPANIES (3.1%)
Victory Federal Money Market, Investor Shares, 0.01%(b) (Cost $503,577)	503,577	503,577
Total Investments (Cost $12,601,743) — 99.7%		16,252,412
Other assets in excess of liabilities — 0.3%		56,260
NET ASSETS — 100.0%		$16,308,672

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2010.
NV	Naamloze Venootschap (Dutch Corporation)

See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010

Assets:
Investments, at value (cost $12,601,743)	$16,252,412
Dividends receivable	10,834
Receivable for capital shares issued	61,000
Prepaid expenses and other assets	1,110
Total Assets	16,325,356

Liabilities:
Accrued expenses and other liabilities:
Investment adviser	6,467
Chief compliance officer	65
Administration and accounting	742
Custodian	1,384
Transfer agent	4,015
Trustee	296
Other	3,715
Total Liabilities	16,684

Net Assets	$16,308,672

Composition of Net Assets:
Capital	$12,934,289
Accumulated net investment income	3,293
Accumulated net realized losses from investment transactions	(279,579)
Net unrealized appreciation from investments	3,650,669

Net Assets	$16,308,672

Shares outstanding (par value $0.01, unlimited number of shares authorized)	1,727,458
Net Asset Value, Offering Price and Redemption Price per share	$9.44

STATEMENT OF OPERATIONS
For the year ended March 31, 2010

Investment Income:
Dividends	$143,739
Less: Foreign tax withholding	(36)
Total Investment Income	143,703

Expenses:
Investment adviser	85,663
Administration and accounting	26,472
Trustee	1,116
Custodian	5,475
Transfer agency	17,132
Chief compliance officer	746
Printing	1,978
Professional	5,060
Other	6,854
Total expenses before fee reductions	150,496
Fees voluntarily reduced by the administrator	(6,693)
Fees contractually reduced by the investment adviser	(29,358)
Net Expenses	114,445

Net Investment Income	29,258

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	74,712
Change in unrealized appreciation/depreciation from investments	4,650,605
Net realized/unrealized gains from investments	4,725,317

Change in Net Assets Resulting from Operations	$4,754,575

See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31, 2010	March 31, 2009

Investment Activities:
Operations:
Net investment income	$29,258	$27,559
Net realized gains (losses) from investment transactions	74,712	(131,105)
Change in unrealized appreciation/depreciation from investments	4,650,605	(4,448,003)
Change in net assets resulting from operations	4,754,575	(4,551,549)

Dividends:
Net investment income	(33,641)	(34,699)
Net realized gains from investment transactions	—	(112,776)
Change in net assets resulting from shareholder dividends	(33,641)	(147,475)

Capital Share Transactions:
Proceeds from shares issued	4,098,321	1,084,006
Dividends reinvested	31,914	146,568
Cost of shares redeemed	(561,325)	(1,945,927)
Change in net assets resulting from capital share transactions	3,568,910	(715,353)

Change in net assets	8,289,844	(5,414,377)

Net Assets:
Beginning of period	8,018,828	13,433,205
End of period	$16,308,672	$8,018,828

Share Transactions:
Issued	474,162	127,461
Reinvested	3,714	23,456
Redeemed	(69,958)	(287,450)
Change in shares	407,918	(136,533)

Accumulated net investment income	$3,293	$7,676

See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the periods indicated.

		For the		For the
	For the	year ended		period ended
	year ended	March 31,		March 31,
	March 31, 2010	2009		2008 (a)

Net Asset Value, Beginning of Period	$6.08	$9.23		$10.00

Investment Activities:
Net investment income	0.02	0.02	(b)	0.01
Net realized and unrealized gains (losses) from investment transactions	3.36	(3.07)		(0.71)
Total from investment activities	3.38	(3.05)		(0.70)

Dividends:
Net investment income	(0.02)	(0.02)		—	(c)
Net realized gains from investments	—	(0.08)		(0.07)
Total dividends	(0.02)	(0.10)		(0.07)

Net Asset Value, End of Period	$9.44	$6.08		$9.23

Total Return	55.68%	(33.03)%		(7.05)%	(d)

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$16,309	$8,019		$13,433
Ratio of net expenses to average net assets	1.00%	1.00%		1.00%	(e)
Ratio of net investment income to average net assets	0.26%	0.24%		0.29%	(e)
Ratio of expenses (before fee reductions) to average net assets (f)	1.32%	1.48%		1.58%	(e)
Portfolio turnover	26.44%	22.93%		17.87%	(d)

(a)	Commenced operations on September 24, 2007.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees were reduced and total fund expenses were capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Small Cap Fund March 31, 2010

COMMON STOCkS (98.0%)
Security Description	Shares	Value ($)

Consumer Discretionary (16.0%)
Ambassadors Group, Inc.	23,825	263,266
Capella Education Co.(a)	27,950	2,594,878
Gentex Corp.	158,650	3,080,983
Hibbett Sports, Inc.(a)	47,150	1,206,097
John Wiley & Sons, Inc., Class A	57,300	2,479,944
LKQ Corp.(a)	98,425	1,998,028
Lululemon Athletica, Inc.(a)	66,750	2,770,125
NutriSystem, Inc.	38,000	676,780
Pre-Paid Legal Services, Inc.(a)	12,350	467,448
Strayer Education, Inc.	6,075	1,479,384
Tempur-Pedic International, Inc.(a)	61,625	1,858,610
Timberland Co., Class A(a)	57,300	1,222,782
Under Armour, Inc., Class A(a)	21,325	627,168
Universal Technical Institute, Inc.(a)	27,950	637,819
		21,363,312
Consumer Products (2.9%)
Diamond Foods, Inc.	23,725	997,399
Hain Celestial Group, Inc.(a)	29,750	516,163
Lifeway Foods, Inc.(a)	69,275	822,294
United Natural Foods, Inc.(a)	53,975	1,518,317
		3,854,173
Energy (3.2%)
Boots & Coots, Inc.(a)	180,850	439,466
CARBO Ceramics, Inc.	32,975	2,055,661
CREDO Petroleum Corp.(a)	57,300	566,697
Dawson Geophysical Co.(a)	15,675	458,337
T-3 Energy Services, Inc.(a)	33,575	824,602
		4,344,763
Financial Services (19.6%)
Bank of Hawaii Corp.	58,800	2,643,060
Corporate Office Properties	48,050	1,928,247
Dime Community Bancshares	186,275	2,352,653
eHealth, Inc.(a)	82,425	1,298,194
Horace Mann Educators Corp.	39,900	600,894
Independent Bank Corp.	50,575	1,247,180
Investment Technology Group, Inc.(a)	80,925	1,350,638
Jones Lang LaSalle, Inc.	44,425	3,238,138
Orrstown Financial Services, Inc.	27,682	702,292
Parkway Properties, Inc.	58,800	1,104,264
Signature Bank(a)	41,325	1,531,091
Southside Bancshares, Inc.	52,375	1,129,729
TCF Financial Corp.	128,475	2,047,891
UMB Financial Corp.	16,600	673,960
Umpqua Holdings Corp.	100,125	1,327,658
Wainwright Bank & Trust Co.	17,095	166,163
Wilmington Trust Corp.	92,900	1,539,353
Wilshire Bancorp, Inc.	120,500	1,329,115
		26,210,520
Health Care (12.4%)
Cantel Medical Corp.	30,450	604,433
Computer Programs & Systems, Inc.	13,775	538,327
Dionex Corp.(a)	38,225	2,858,465
Gen-Probe, Inc.(a)	19,500	975,000
ICU Medical, Inc.(a)	29,650	1,021,443
Immucor, Inc.(a)	16,375	366,636
Landauer, Inc.	40,525	2,643,040
Martek Biosciences Corp.(a)	51,375	1,156,451
Meridian Bioscience, Inc.	101,025	2,057,879
Neogen Corp.(a)	44,525	1,117,578
Nutraceutical International Corp.(a)	23,275	347,729
West Pharmaceutical Services, Inc.	49,875	2,092,256
ZOLL Medical Corp.(a)	27,450	723,582
		16,502,819
Industrial Materials (2.9%)
Commercial Metals Co.	73,025	1,099,756
Minerals Technologies, Inc.	32,075	1,662,768
Quaker Chemical Corp.	41,125	1,114,899
		3,877,423
Industrial Products & Services (15.2%)
American Science & Engineering, Inc.	7,650	573,138
Apogee Enterprises, Inc.	43,825	692,873
Baldor Electric Co.	82,025	3,067,735
CLARCOR, Inc.	72,575	2,503,112
ESCO Technologies, Inc.	22,725	722,882
Fuel-Tech, Inc.(a)	40,325	323,407
Genesee & Wyoming, Inc., Class A(a)	68,575	2,339,779
Herman Miller, Inc.	27,450	495,747
Layne Christensen Co.(a)	19,000	507,490
Lindsay Manufacturing Co.	26,150	1,082,871
Met-Pro Corp.	31,075	304,224
Middleby Corp.(a)	15,975	920,000
Simpson Manufacturing Co., Inc.	62,025	1,721,814
SunPower Corp., Class B(a)	15,800	264,492
Team, Inc.(a)	48,250	800,468
Wabtec Corp.	60,325	2,540,889
Watts Water Technologies, Inc., Class A	47,550	1,476,903
		20,337,824
Information Technology (21.3%)
Alvarion Ltd.(a)	162,505	643,520
Blackbaud, Inc.	55,900	1,408,121
Blackboard, Inc.(a)	27,000	1,124,820
Blue Coat Systems, Inc.(a)	31,075	964,568
Coherent, Inc.(a)	23,925	764,643
Itron, Inc.(a)	30,775	2,233,342
J2 Global Communications, Inc.(a)	91,775	2,147,535
Liquidity Services, Inc.(a)	58,200	671,628
National Instruments Corp.	51,075	1,703,351
Net 1 UEPS Technologies, Inc.(a)	85,950	1,580,620
Plantronics, Inc.	100,525	3,144,422
Polycom, Inc.(a)	103,550	3,166,559
Power Integrations, Inc.	70,675	2,911,810
Quality Systems, Inc.	42,225	2,594,304
Renaissance Learning, Inc.	45,550	739,277
Riverbed Technology, Inc.(a)	41,275	1,172,210
Skyworks Solutions, Inc.(a)	90,675	1,414,530
		28,385,260
Utilities (4.5%)
American States Water Co.	10,350	359,145
New Jersey Resources Corp.	70,075	2,632,017
Ormat Technologies, Inc.	13,675	384,814
South Jersey Industries, Inc.	62,025	2,604,430
		5,980,406
TOTAL COMMON STOCKS (Cost $109,167,954)		130,856,500

INVESTMENT COMPANIES (2.4%)
Victory Federal Money Market, Investor Shares, 0.01%(b) (Cost $3,214,539)	3,214,539	3,214,539

Total Investments (Cost $112,382,493) — 100.4%		134,071,039
Liabilities in excess of other assets — (0.4)%		(559,623)
NET ASSETS — 100.0%		$133,511,416

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2010.

See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010

Assets:
Investments, at value (cost $112,382,493)	$134,071,039
Dividends receivable	151,660
Receivable for capital shares issued	92,155
Prepaid expenses and other assets	9,982
Total Assets	134,324,836

Liabilities:
Payable for investments purchased	698,811
Accrued expenses and other liabilities:
Investment adviser	60,895
Chief compliance officer	511
Administration and accounting	3,961
Custodian	5,915
Transfer agent	8,557
Trustee	2,322
Other	32,448
Total Liabilities	813,420

Net Assets	$133,511,416

Composition of Net Assets:
Capital	$109,429,813
Accumulated net investment income	104,399
Accumulated net realized gains from investment transactions	2,288,658
Net unrealized appreciation from investments	21,688,546

Net Assets	$133,511,416

Shares outstanding (par value $0.01, unlimited number of shares authorized)	11,589,098

Net Asset Value, Offering Price and Redemption Price per share	$11.52

STATEMENT OF OPERATIONS
For the year ended March 31, 2010

Investment Income:
Dividends	$1,086,545
Total Investment Income	1,086,545

Expenses:
Investment adviser	642,565
Administration and accounting	175,409
Trustee	8,144
Custodian	26,860
Transfer agency	41,846
Chief compliance officer	4,852
Printing	18,736
Professional	37,224
Other	26,448
Total expenses before fee reductions	982,084
Fees voluntarily reduced by the administrator	(50,265)
Fees contractually reduced by the investment adviser	(72,080)
Net Expenses	859,739

Net Investment Income	226,806

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	5,520,436
Net realized gains from redemptions in-kind	50,886
Change in unrealized appreciation/depreciation from investments	28,303,344
Net realized/unrealized gains from investments	33,874,666

Change in Net Assets Resulting from Operations	$34,101,472

See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31, 2010	March 31, 2009

Investment Activities:
Operations:
Net investment income	$226,806	$63,743
Net realized gains (losses) from investment transactions	5,571,322	(3,231,779)
Change in unrealized appreciation/depreciation from investments	28,303,344	(8,313,989)
Change in net assets resulting from operations	34,101,472	(11,482,025)

Dividends:
Net investment income	(147,516)	(50,862)
Net realized gains from investment transactions	—	(252,171)
Change in net assets resulting from shareholder dividends	(147,516)	(303,033)

Capital Share Transactions:
Proceeds from shares issued	83,648,260	10,208,948
Dividends reinvested	125,768	284,550
Cost of shares redeemed	(6,524,057)	(3,627,892)
Cost of shares redeemed in-kind (a)	(3,196,449)	—
Change in net assets resulting from capital share transactions	74,053,522	6,865,606

Change in net assets	108,007,478	(4,919,452)

Net Assets:
Beginning of period	25,503,938	30,423,390
End of period	$133,511,416	$25,503,938

Share Transactions:
Issued	8,971,228	1,132,080
Reinvested	12,282	36,434
Redeemed	(650,734)	(419,063)
Redeemed in-kind (a)	(278,774)	—
Change in shares	8,054,002	749,451

Accumulated net investment income	$104,399	$25,109

(a) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the periods indicated.

	For the year	For the year		For the year	For the year	For the period
	ended	ended		ended	ended	ended
	March 31,	March 31,		March 31,	March 31,	March 31,
	2010	2009		2008	2007	2006 (a)

Net Asset Value, Beginning of Period	$7.21	$10.92		$11.55	$10.94	$10.00

Investment Activities:
Net investment income (loss)	0.02	0.02	(b)	0.03	(0.01)	—
Net realized and unrealized gains (losses) from investment transactions	4.31	(3.64)		(0.14)	0.85	0.94
Total from investment activities	4.33	(3.62)		(0.11)	0.84	0.94

Dividends:
Net investment income	(0.02)	(0.02)		(0.02)	—	—
Net realized gains from investments	—	(0.07)		(0.50)	(0.23)	—
Total dividends	(0.02)	(0.09)		(0.52)	(0.23)	—

Net Asset Value, End of Period	$11.52	$7.21		$10.92	$11.55	$10.94

Total Return	60.01%	(33.24)%		(1.21)%	7.75%	9.40%	(c)

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$133,511	$25,504		$30,423	$20,679	$10,938
Ratio of net expenses to average net assets	1.00%	1.10%		1.08%	1.25%	1.23%	(d)
Ratio of net investment income (loss) to average net assets	0.26%	0.21%		0.25%	(0.13)%	(0.02)%	(d)
Ratio of expenses (before fee reductions) to average net assets(e)	1.14%	1.18%		1.14%	1.43%	1.52%	(d)
Portfolio turnover rate	26.68%	21.28%		19.53%	10.18%	3.62%	(c)

(a)	Commenced operations on December 16, 2005.
(b)	Calculated using the average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were reduced and total fund expenses were capped at 1.25% through March 31, 2009 and at 1.00% there after. If such expense caps had not been in place, the ratio would have been as indicated.

See Notes to Financial Statements

Social Research and Action Update (unaudited)	March 31, 2010

The Walden Social Balanced, Walden Social Equity and Walden Small Cap Innovations portfolios employ a multi-faceted approach to meeting the Funds’ environmental, social and governance (ESG) objectives. Proxy voting, ESG research, company engagement, public policy advocacy, and community development investing are all important components of the corporate change process. The Walden Funds are active in each of these strategies. The Funds seek to invest in companies that the Adviser believes are above average in their industry for environmental performance, employment practices, community impact, and product quality. The Funds avoid investing in companies that, to the Adviser’s knowledge earn significant revenues from tobacco, or gaming activities; earn significant revenues from the manufacture or sale of military weapons systems or firearms; have critical, direct involvement in nuclear power production; or significantly support human rights abuses.

Proxy Voting

Walden’s goal is to vote proxies of portfolio companies in the best long-term interest of mutual fund investors—an important fiduciary responsibility we take very seriously. Both the ESG and financial mandates of the portfolios are carefully considered in voting the proxies of Walden Fund companies. As examples, Walden generally votes in favor of proposals that request increased board independence on auditing and nominating committees, as well as those that request management to develop or strengthen a human rights policy. Walden’s Comprehensive Social Proxy Voting Guidelines, along with the annual proxy voting reports for the 12 months ended June 30, are available at http://www.btim.com.

ESG Research and Action

Company negotiations with shareholders who have submitted proposals for the next annual meeting ramp up noticeably in the first quarter of any given year. In this “desperately seeking withdrawals” period, even less responsive companies have been known to become quite engaged as deadlines approach for printing proxy statements before annual meetings. Companies are often more open to constructive dialogue. And negotiations for withdrawal can yield meaningful progress. This is, unequivocally, a good outcome of the shareholder resolution process, preferable even to achieving a high level of voting support at the annual meeting. This positive outcome is exemplified in Walden’s eight withdrawal agreements this season in 2010.

2010 Resolutions Withdrawn

With As You Sow Foundation and other investors, Walden has for many years pressed PepsiCo and other U.S. beverage companies for stronger beverage container recycling initiatives, most recently with a focus on industry-wide container recovery goals (for PET plastic, glass and aluminum containers). PepsiCo announced a substantial new step in March, stating publicly its intention to boost U.S. beverage container recycling rates to 50% by 2018 from 32% today through various industry partnerships, consumer programs and other initiatives with U.S. bottlers, suppliers, communities, governmental entities and nongovernmental organizations. Along with its previous pledge to use 10% recycled content in PET bottles in the U.S., PepsiCo’s actions and goals demonstrate a fresh and authentic commitment to industry leadership on recycling; hence, our resolution was withdrawn.

A resolution asking Colgate-Palmolive to provide an opportunity for shareholders to have an advisory vote on executive compensation, popularly known as Say on Pay, was withdrawn after the company agreed to implement this advisory vote at its 2010 annual meeting in May. In its press release, Colgate included a quotation from Walden and acknowledged explicitly the importance of a “constructive dialogue” with Walden and its client, The Needmor Fund, in reaching its decision, an unusually transparent and positive expression of the engagement process. PepsiCo also agreed to the implement Say on Pay in 2010 in response to a client-sponsored resolution that was withdrawn.

Walden also withdrew a resolution at Expeditors International, co-filed with the United Methodist Church Foundation, addressing the lack of diversity among board members. Expeditors agreed to amend and expand its “Director Nomination Process” that describes how the Nominating and Governance Committee considers racial and gender diversity when filling board vacancies.

Similar to Expeditors, Watts Water Technologies amended its Corporate Governance Guidelines and Nominating and Corporate Governance Committee Charter to address explicitly diversity considerations in the director selection process. Baldor Electric, Credo Petroleum and Time Warner Cable agreed to initiate or expand ESG reporting as well.

Apart from these eight withdrawals, Walden participated actively in negotiations with ExxonMobil on a first-of-its-kind resolution requesting a report on the financial risks associated with climate change. With our client and lead filer Christopher Reynolds Foundation, we developed a new proposal building on a recent Securities and Exchange Commission (SEC) decision allowing shareholders to address risk directly. This previously would have been considered “ordinary business” and therefore sufficient reason to omit the resolution from the proxy statement. The resolution was withdrawn after ExxonMobil outlined how climate risk is managed and monitored and agreed to additional reporting, including financial implications of climate change. This new focus

Social Research and Action Update (unaudited)(cont.)	March 31, 2010

on risk may result in increasing evidence that environmental and social considerations can have material long term financial consequences for companies.

Resolutions in Proxy Statements

Just one vote result is in at the time of this writing but we hope it starts a trend. Walden’s Say on Pay resolution at Walt Disney was supported by a majority 51% of votes cast, reflecting continuing public demand for greater accountability on executive compensation. Votes on similar Walden resolutions at GE, Johnson & Johnson and IBM are forthcoming, the latter co-filed with Boston Common Asset Management. GE and IBM attempted for a second time to receive permission from the SEC to omit their proposals, but Walden prevailed again. We also await a vote on sustainability (or ESG) reporting proposals at C.R. Bard, Gentex, Layne Christensen, and St. Jude Medical.

Action through Dialogue

While proxy resolutions are an important tool for shareholders to draw attention to important ESG concerns, Walden has always believed that corporate dialogues can be equally effective in encouraging sustainable business policies and practices. This is particularly true when institutional investors work in coalition. In January, over two dozen investors joined Walden – including large pension funds such as TIAA-CREF, public retirement systems of California and Connecticut and AFSCME; faith-based investors; mutual fund companies and investment firms – in an open letter to 18 major financial firms asking them to voluntarily provide shareholders with an advisory vote on executive compensation. Some companies are required to implement Say on Pay because they have not paid back Troubled Asset Relief Program (TARP) funds. Still, 12 companies responded thoughtfully and 16 are implementing the advisory vote.

There are numerous recent examples of the positive impact of ongoing dialogue, sometimes building on resolutions that were submitted in previous years:
•

ConocoPhillips – With other investors led by Boston Common Asset Management, and stakeholders including Amazon Watch, we met with management to discuss indigenous rights policies related to energy exploration and production. ConocoPhillips is moving closer to the best practice policy of “free, prior and informed consent” in its Peruvian operations.

•

EMC – For a decade Walden has encouraged the data storage technology leader to strengthen comprehensive ESG performance and reporting and the company continues to make impressive progress. In February, we were pleased to learn that EMC joined Ceres, a network of investors, environmental organizations and other public interest groups that work with companies committed to ESG transparency and continuous improvement.

•	General Mills – Agreed to implement Say-on-Pay at its 2010 annual meeting after a majority of shareholders supported Walden’s advisory vote resolution in 2009.
•

Microsoft – Joined several other major companies taking a public stand in opposition to the U.S. Chamber of Commerce’s lobbying against proposed climate change legislation. In conversations with Walden, Microsoft reported exploring avenues to differentiate itself from the Chamber, and recently requested that the trade association avoid using company dues to lobby against climate change regulations.

•

State Street – State Street Global Advisors (SSgA) has implemented and will post publicly new proxy voting policies that will result in more thoughtful voting practices and the support of some shareholder resolutions addressing environmental and social factors. Previously, SSgA routinely voted against all such proposals. Walden’s 2009 resolution addressing proxy voting was deemed a matter of ordinary business by the SEC and omitted from the proxy statement, but our conversation continued, with SSgA and other investors.

Public Policy Advocacy

Walden wrote Senator Dodd, chair of the Banking Committee, offering comments in support of key financial reform provisions proposed in the “Restoring American Financial Stability Act.” These included greater industry regulation and oversight, the creation of a systemic risk regulator, credit rating agency reform, stronger consumer protections, mandatory Say on Pay votes for shareholders and ESG disclosure, among other corporate governance reforms.

We also joined investors commending the SEC’s recent disclosure guidance on climate risk, a major victory for investors who increasingly believe climate change poses material risks to companies. The guidance asks companies to consider regulatory, legislative and financial risk associated with climate change, as well as the possibility of physical impacts from severe weather, water availability, rising sea levels and other climate-related threats.

Sale of BP – In February 2010 BP was sold from Walden Social Balanced and Walden Social Equity, consistent with the Walden Funds guideline to avoid companies with a pattern of violating health and safety regulations.

For many years Walden had been monitoring BP’s ESG record, particularly following the fatal explosion in March 2005 at its Texas refinery that killed 15 people. In the fall of 2009, the U.S. Occupational Safety and Health Administration (OSHA) concluded a months-long investigation of BP’s compliance with commitments made as part of the settlement related to the Texas City refinery tragedy. BP was fined $87 million – the largest ever for OSHA – for failing to correct many of the problems associated with the 2005 explosion.

If you have any questions, comments, or changes in your financial objectives, please feel free to contact us at (617) 726-7250.

The equities of the companies in bold-face in the above commentary were holdings of the Funds as of March 31, 2010.

Walden Social Balanced Fund
Manager Commentary by Stephen K. Moody
Economic and Market	Walden Social Equity Fund
Summary (unaudited)(cont.)	Manager Commentary by Robert A. Lincoln

Investment Concerns:

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of these Funds will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.

Our Economic Outlook

Current economic conditions in the United States are far from ideal. The list of problem areas are long and their solution difficult: a structural trade imbalance; budget deficits and fiscal debt, at all levels of government, at their highest ratios to Gross Domestic Product[1] growth since World War II (though nowhere near as high as then, if one ignores future social security and healthcare benefit liabilities); unemployment, the highest it has been in nearly 30 years; household balance sheets severely overhung with debt; a profligate and dependent energy policy; and an inequality in the distribution of wages and income that is as extreme as it has been in a hundred years, with all that that portends for political paralysis and the consequent difficulty in investing in human capital, the source of all long-term economic growth; and an accompanying stagnation in the absolute levels of inflation-adjusted wage growth that has persisted for well over a decade. Moreover, economic conditions in Japan and most of Europe are not much better than in the U.S. Little wonder that consumer confidence is close to its lowest level in several generations.

Yet these economic problems are not new. As we have seen over both the past calendar quarter and year, an increase in stock prices is not dependent on an ideal economic environment. That is especially true in times, such as now, when the prices of stocks relative to sales, prospective earnings, cash flows, and prevailing interest rates are reasonable. In our view, the key ingredient needed to sustain an upward trend in stock prices going forward is further aggregate improvement, however modest, in the myriad of these economic problems. Moreover, there is little question that, as bad as the economic situation may appear today, matters were worse three, six and especially twelve months ago. Last spring, we were shedding seven hundred thousand jobs every month, and house prices, along with corporate profits and cash flows, were in a virtual free-fall. None of this is the case today. The government’s monetary and fiscal policy initiatives, as we have noted, merit most of the credit for the recent economic improvement. Such policies remain firmly in place and, in our view, are likely to lead to further gains in economic growth, business activity, and stock prices—in the year ahead. Stock market returns should be especially attractive if, as intended, the policy initiatives continue to lead to more substantial increases in private sector confidence and spending.

The Financial Markets and Fund Performance

A mere thirteen months ago, reeling from the near-total collapse of the global financial system, the U.S. stock market was in free fall, having declined over 58% from its high in October of 2007. A year later, the stock market is up almost 50%. However, it needs to climb over 33% more to get back to its all time high. The economy, in almost every respect, has turned a corner and begun to rebuild out of the ashes of that debacle. It is the underlying economy, not corporate profits alone, which will be the underpinning of the financial markets, both domestically and globally. The reasons for the turnabout are no miracle. There is no doubt about what saved the day: massive governmental intervention across the globe, the actions of some of the same government actors who were blind sided by the collapse. For all of the controversy surrounding the bailout, nothing is more incontrovertible than the notion that without it, we would have entered a spiraling deflation, known more colloquially as a depression. Liquidity was returned to the system. Normal transactions resumed. In addition, by March of last year even the stock market, in all its panic, turned the corner and began to climb out of its nadir.

The stock market rise for the first quarter of 2010 has been without the extreme volatility and publicity that accompanied financial market trends over the past several years. The headlines were replete with the historic political battle in Washington over health care legislation and the equally contentious struggle in Europe to address its financial underbelly: most publicly

[1]	TheGross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

Walden Social Balanced Fund
Manager Commentary by Stephen K. Moody
Economic and Market	Walden Social Equity Fund
Summary (unaudited)(cont.)	Manager Commentary by Robert A. Lincoln

Greece’s severe debt and budget problems. Greece brought out the inherent structural weaknesses in the European monetary union, whereby the monetary policy (the Euro) is divorced from the fiscal policy, along with both taxation and spending, of the member states. The MSCI EAFE Index[2] underperformed the S&P 500 Index[3] by over four percentage points, due to the Euro-zone crisis. Stock investors, especially in the United States, looked past these headlines for the most part and were pleased with reports of further progress toward economic stabilization and recovery. Not only did the world’s rapid growth maven, China, turn a corner early, but U.S. consumer spending and business capital investment continued to improve, and corporate profits and cash flows have been at the upper end of expectations, particularly for non-financial companies. Most importantly for the sustainability of the recovery, signs emerged that a modest reversal in the severe employment downturn is underway. Indeed, the Labor Department reported that we experienced in March the first substantive increase in private sector jobs since the financial crisis began.

Our Investment Strategy for the Walden Social Balanced Fund

The Walden Social Balanced Fund returned 25.78% for the year ended March 31, 2010 and as is clear from the performance table, the Fund’s longer term performance also remains competitive. In the past three years, the Fund portfolio has risen 0.7% per annum, compared with the market’s decline of 4.2% per year.

As we have noted before, while stocks became attractively priced relative to most measures of valuation over a year ago, our concerns about the extreme risks remaining in the economy, as well as our own careful approach to investing, led us to increase stock exposure only as our confidence in the economic foundation strengthened For this reason, the under-allocation to equities at the beginning of the year, the portfolio underperformed the Composite for the past twelve months. Still, we would likely follow a similar path in the months ahead and may increase the Fund’s equity allocation slowly by several additional percentage points, provided the economic news, on the margin, remains positive. There is also no question that our preference for stocks is influenced by the close to zero return available in money market instruments and the low absolute yields of longer term bonds. Stock prices do not have to rise much in the year ahead to perform better than their immediate competition, fixed income instruments.

Our Investment Strategy for the Social Equity Fund

For the last 12 months Walden Social Equity Fund returned 46.79% compared with 49.77% for the Standard & Poor’s 500. This slight underperformance in an extremely strong market is not surprising given the lower risk profile and higher quality of the stocks held in the Fund. Longer term performance remains competitive. We are pleased that, although a portfolio invested entirely in the S&P 500 Index would have to rise by another 25% or so to return to year end 2007 values, the Fund is within 15% of regaining its losses since year end 2007. For the three- and five-year periods the Fund is also ahead of the S&P 500.

Equity returns in U.S. markets during the first quarter of 2010 failed to follow the standard script for a period of improving economic prospects and investor confidence. True, the overall result was a substantial rise in the S&P 500 and other broad-based indices. In addition, two sectors—industrials and consumer discretionary—did rise sharply as the economy recovered. However, stocks in commodity related industries generally trailed the market. The extreme case was the energy sector, which failed to rebound even as the price of oil continued its rise. Similarly surprising, technology stocks, which stand to benefit from a resumption of global growth, only inched forward, continuing a recent uncharacteristically steady pattern of return. In some respects, the financial sector gained the most from the crosscurrents of the first quarter. Despite the very modest progress on the housing, mortgage and foreclosure front, and few gains in employment, reports indicated that the bottom in the deterioration of bank balance sheets had been reached. Furthermore, we believe the Federal Reserve’s aggressive decision to keep short-term interest rates near zero will allow banks to benefit from their lending business, even as demand for loans remains disappointing. Finally, the largest banks are reporting huge profits in their trading operations. While we hardly think this latter factor is sustainable, investors in financial stocks have certainly had the wind at their backs.

In this environment, we are pleased that the Walden Social Equity Fund produced competitive returns. Several factors contributed. While our quality approach was a modest disadvantage, our sector policy, which leaned toward more cyclical sectors, especially a substantial overweight in the top performing industrial sector, aided results. Moreover, amidst the Congressional battle over healthcare legislation, our selections in this sector once again

[2]

The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

[3]

The Standard & Poor’s 500 Index (“S&P 500”), an unmanaged index that is widely regarded as a gauge of the U.S. equities market. this Index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market.

†	Portfolio composition is subject to change.

Walden Social Balanced Fund
Manager Commentary by Stephen K. Moody
Economic and Market	Walden Social Equity Fund
Summary (unaudited)(cont.)	Manager Commentary by Robert A. Lincoln

performed well. Our approach to the financial sector produced mixed results. Given our concerns regarding the quality of many financial institutions and the uncertainty regarding the shape and impact of financial reform, we have chosen to modestly underweight this sector. However, within financials we have held a significant share of regional banks. These, we believe, will be significant beneficiaries of low short-term interest rates and improving credit quality while entailing less exposure to trading and tightening of regulation of financial innovation. Regional banks were among the best performing investments during the quarter. Looking ahead, we believe the portfolios remain structured to benefit from a continuation of the economic recovery while we seek to avoid investments that entail excessive risk.†

Will we achieve future gains in the months ahead? Or have stock prices risen too far, up roughly 50% in just one year, too fast in light of the improved yet still problematic economic environment? The future is never certain, but we think the current upward trend will continue.

Stephen K. Moody
Portfolio Manager
Boston Trust Investment Management, Inc.

Robert A. Lincoln
Portfolio Manager
Boston Trust Investment Management, Inc.

† Portfolio composition is subject to change.

Walden Social Balanced Fund
Investment Performance (unaudited)	March 31, 2010

Fund Net Asset Value: $10.98
Gross Expense Ratio[1]: 1.20%

	Annualized
	1 Year	5 Years	10 Years
	Ended	Ended	Ended
	3/31/10	3/31/10	3/31/10
Walden Social Balanced Fund	25.78%	2.57%	2.45%
Lipper Mixed-Asset Target Allocation Growth Funds Average	40.02%	2.96%	1.92%
S&P 500 Index	49.77%	1.92%	-0.65%
Barclays Capital U.S. Government/Credit Bond Index	7.51%	5.17%	6.22%
Citigroup 90-Day U.S. Treasury Bill Index	0.13%	2.76%	2.70%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]

The above Gross Expense ratio is from the Fund’s prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratios as of March 31, 2010 can be found in the financial highlights. The investment performance reflects voluntary fee waivers which may be discontinued at any time and a contractual fee waiver which shall continue in effect from year to year only upon mutual agreement of the Fund and the Adviser. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Based on the Fund’s prospectus dated August 1, 2009, the Total Fund Operating Expenses would be 1.19% and the Net Fund Operating Expenses would be 1.00% excluding the indirect costs of investing in Acquired Funds.

The chart represents historical 10-year performance of a hypothetical investment of $10,000 in the Walden Social Balanced Fund and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Social Balanced Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Barclays Capital U.S. Government/Credit Bond Index is a non-securitized component of the Barclays U.S. Aggregate Index and was the first macro index launched by Lehman Brothers. The Barclays Capital U.S. Government/Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Citigroup 90-Day U.S. Treasury Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The Index is an average of the last three-month treasury bill issues. The three-month treasury bills are the short-term debt obligations of the U.S. Government. The indices’ performance is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services.

The Lipper Mixed-Asset Target Allocation Growth Funds Average (“Lipper Average”) is an average of managed mutual funds whose primary objective is to maintain a mix of between 60%-80% equity securities with the remainder invested in bonds, cash and cash equivalents. The Lipper Average is an equally weighted index of the largest managed mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends and net of all fund expenses. Investors cannot invest directly in an index.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Walden Social Balanced Fund
Investment Performance (unaudited)	March 31, 2010

Fund Net Asset Value: $11.61
Gross Expense Ratio[1]: 1.20%

	Annualized
	1 Year	5 Years	10 Years
	Ended	Ended	Ended
	3/31/10	3/31/10	3/31/10
Walden Social Equity Fund	46.79%	2.66%	2.23%
S&P 500 Index	49.77%	1.92%	-0.65%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]

The above Gross Expense ratio is from the Fund’s prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratios as of March 31, 2010 can be found in the financial highlights. The investment performance reflects voluntary fee waivers which may be discontinued at any time and a contractual fee waiver which shall continue in effect from year to year only upon mutual agreement of the Fund and the Adviser. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Based on the Fund’s prospectus dated August 1, 2009, the Total Fund Operating Expenses would be 1.19% and the Net Fund Operating Expenses would be 1.00% excluding the indirect costs of investing in Acquired Funds.

The chart represents historical 10-year performance of a hypothetical investment of $10,000 in the Walden Social Equity Fund and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Social Equity Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Economic and Market	Walden Small Cap Innovations Fund
Summary (unaudited)	Manager Commentary by Kenneth P. Scott

Investment Concerns:

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of these Funds will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Small-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call us at 1.800.282.8782 ext. 7050.

Small Cap Market Review

Generally speaking, a sharp rebound in stock prices, like the one we have experienced over the past quarter, and year, favors lower quality companies—those less equipped to withstand economic hardship—whose share price suffered most during the preceding bear market. This can create a headwind for managers investing in higher quality companies. This appears to have been the case in the first quarter of 2010. While Walden Small Cap Innovations Fund’s absolute performance was positive, two key elements related to quality appear to be correlated to lower relative returns for the period: firms with higher returns on invested capital, and those with more consistent returns on invested capital—both factors we favor—underperformed their less profitable and more volatile peers during the quarter.

Walden Small Cap Innovations Fund Performance

After a market hiccup in January, small cap equity prices continued their rebound, as most economic fundamentals continued to improve. However, the Walden Small Cap Innovations Fund, which focuses on higher quality, innovative companies, underperformed the strong absolute performance of the Russell 2000® Index[1] for the trailing one-year period.

As noted previously, we aim to maintain Fund sector weights comparable to those of the overall market. Thus, our sector composition generally has no significant impact on overall performance. That said, our stock performance within sectors generally reflects our high quality bias. For example, our consumer discretionary picks did not keep up fully with the exceptional, double-digit performance of the small cap consumer discretionary sector, while our tech selections outperformed this market-lagging sector. Individually, Baldor Electric (2.3%), lululemon (2.1%) and Polycom (2.4%) contributed most to first quarter performance, while Nutrisystem (0.5%), Investment Technology Group (1.0%) and Carbo Ceramics (1.5%) detracted most.

Purchases and Sales

We established new positions in the Fund during the period: Cantel Medical (CMN) (0.5%) is a leading provider of infection prevention and control products in the healthcare market. Nutraceutical International (NUTR) (0.3%) is a leading manufacturer of branded nutritional supplements and natural products. Orrstown Financial (ORRF) (0.5%) and UMB Financial (UMBF) (0.5%) are community banks with conservative lending standards operating primarily in two areas less affected by the housing crisis—south-central Pennsylvania and Kansas City, Missouri, respectively. We sold stakes in Commerce Bancshares, Green Mountain Coffee Roasters and Idexx Laboratories from the Fund during the quarter because stock price appreciation moved them outside small cap market capitalization range. We also completed the sale of Encore Acquisition from the Fund, given that Denbury Resources was acquiring that firm.

Small Cap Outlook

We continue to believe that our focus on innovative, higher quality, more reasonably valued stocks leveraged to more sustainable elements of economic growth will continue to provide substantial value to client portfolios over time. We appreciate your continued confidence in our services.

The equities of the companies in bold-face in the above commentary were holdings of the Walden Small Cap Innovations Fund as of March 31, 2010.

Kenneth P. Scott, CFA
Portfolio Manager
Boston Trust Investment Management, Inc.

[1]

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

†	Portfolio composition is subject to change.

Walden Small Cap Innovations Fund
Investment Performance (unaudited)	March 31, 2010

Fund Net Asset Value: $14.57
Gross Expense Ratio[1]: 1.44%

	Annualized
	1 Year	Since
	Ended	Inception
	3/31/10	10/24/08
Walden Small Cap Innovations Fund	61.45%	31.81%
Russell 2000® Index	62.76%	31.04%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

[1]

The above Gross Expense ratio is from the Fund’s prospectus dated August 1, 2009. Additional information pertaining to the Fund’s expense ratios as of March 31, 2010 can be found in the financial highlights. The investment performance reflects voluntary fee waivers which may be discontinued at any time and a contractual fee waiver which shall continue in effect from year to year only upon mutual agreement of the Fund and the Adviser. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Based on the Fund’s prospectus dated August 1, 2009, the Total Fund Operating Expenses would be 1.43% and the Net Fund Operating Expenses would be 1.00% excluding the indirect costs of investing in Acquired Funds.

The chart represents historical performance of a hypothetical investment of $10,000 in the Walden Small Cap Innovations Fund from October 24, 2008 to March 31, 2010, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Small Cap Innovations Fund is measured against the Russell 2000® Index, which is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Schedule of Portfolio Investments	Walden Social Balanced Fund March 31, 2010

COMMON STOCKS (65.3%)

Security Description	Shares	Value ($)
Consumer Discretionary (6.0%)
Bed Bath & Beyond, Inc.(a)	5,000	218,800
Johnson Controls, Inc.	8,500	280,415
Lowe’s Cos., Inc.	10,000	242,400
NIKE, Inc., Class B	7,500	551,250
Omnicom Group, Inc.	6,500	252,265
Ross Stores, Inc.	5,000	267,350
Target Corp.	6,000	315,600
The Home Depot, Inc.	11,000	355,850
		2,483,930
Consumer Products (10.1%)
Colgate-Palmolive Co.	5,000	426,300
Costco Wholesale Corp.	9,500	567,245
General Mills, Inc.	3,300	233,607
Kellogg Co.	5,000	267,150
McCormick & Co., Inc.	10,000	383,600
Nestle SA, Sponsored ADR	5,000	256,000
PepsiCo, Inc.	11,000	727,760
Procter & Gamble Co.	12,500	790,875
SYSCO Corp.	17,700	522,150
		4,174,687
Energy (6.5%)
Apache Corp.	6,500	659,750
BG Group PLC, Sponsored ADR	7,000	607,250
ConocoPhillips	13,500	690,795
Core Laboratories NV	3,000	392,400
Devon Energy Corp.	5,200	335,036
		2,685,231
Financial Services (8.7%)
Bank of America Corp.	12,000	214,200
Chubb Corp.	9,000	466,650
Cincinnati Financial Corp.	24,000	693,600
Comerica, Inc.	6,000	228,240
JPMorgan Chase & Co.	4,600	205,850
M&T Bank Corp.	1,600	127,008
PNC Financial Services Group, Inc.	3,000	179,100
State Street Corp.	5,000	225,700
SunTrust Banks, Inc.	5,000	133,950
T. Rowe Price Group, Inc.	13,200	725,076
Visa, Inc., Class A	4,600	418,738
		3,618,112
Health Care (9.7%)
Becton, Dickinson & Co.	6,000	472,380
C.R. Bard, Inc.	4,500	389,790
DENTSPLY International, Inc.	10,000	348,500
Johnson & Johnson, Inc.	12,000	782,400
Medtronic, Inc.	5,000	225,150
Merck & Co., Inc.	6,000	224,100
Patterson Cos., Inc.	8,000	248,400
Saint Jude Medical, Inc.(a)	6,000	246,300
Stryker Corp.	5,000	286,100
Teva Pharmaceutical Industries Ltd., Sponsored ADR	4,000	252,320
Varian Medical Systems, Inc.(a)	5,000	276,650
Waters Corp.(a)	4,000	270,160
		4,022,250
Industrial Materials (3.2%)
AptarGroup, Inc.	8,000	314,800
Ecolab, Inc.	5,000	219,750
	Shares or
	Principal
Security Description	Amount ($)
Industrial Materials, continued
Praxair, Inc.	5,000	415,000
Sigma-Aldrich Corp.	7,500	402,450
		1,352,000
Industrial Products & Services (9.9%)
3M Co.	2,700	225,639
ABB Ltd., Sponsored ADR(a)	14,500	316,680
Deere & Co.	6,000	356,760
Donaldson Co., Inc.	9,500	428,640
Emerson Electric Co.	17,000	855,780
Expeditors International of Washington, Inc.	9,000	332,280
Illinois Tool Works, Inc.	13,000	615,680
United Parcel Service, Inc., Class B	7,000	450,870
W.W. Grainger, Inc.	5,000	540,600
		4,122,929
Information Technology (9.1%)
Accenture PLC, Class A	7,000	293,650
Automatic Data Processing, Inc.	10,000	444,700
Cisco Systems, Inc.(a)	22,000	572,660
Google, Inc., Class A(a)	500	283,505
Hewlett-Packard Co.	5,000	265,750
Intel Corp.	11,000	244,860
International Business Machines Corp.	3,000	384,750
Microsoft Corp.	16,000	468,320
Nokia Corp., Sponsored ADR	18,000	279,720
Oracle Corp.	10,000	256,900
SAP AG, Sponsored ADR	6,000	289,020
		3,783,835
Telecommunications (1.3%)
QUALCOMM, Inc.	5,200	218,348
Time Warner Cable, Inc.	5,866	312,716
		531,064
Utility (0.8%)
Questar Corp.	8,000	345,600
TOTAL COMMON STOCKS (Cost $22,491,969)		27,119,638

CORPORATE BONDS (8.2%)
Financial Services (6.6%)
American Express Co.
7.00%, 3/19/18	250,000	284,389
8.13%, 5/20/19	250,000	303,307
BP Capital Markets PLC, 5.25%, 11/7/13	500,000	550,666
Calvert Social Investment Foundation
3.00%, 12/31/11	175,000	175,000
3.00%, 8/15/12	75,000	75,000
National Rural Utilities Cooperative Finance
Corp., 10.38%, 11/1/18	250,000	333,024
Wells Fargo & Co., 3.00%, 12/9/11	1,000,000	1,032,971
		2,754,357
Health Care (0.8%)
Abbott Laboratories, 5.60%, 5/15/11	300,000	315,362

Information Technology (0.5%)
Oracle Corp., 5.75%, 4/15/18	200,000	219,717

Telecommunications (0.3%)
AT&T, Inc., 5.50%, 2/1/18	100,000	106,334
TOTAL CORPORATE BONDS (Cost $3,177,177)		3,395,770

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Social Balanced Fund March 31, 2010

MUNICIPAL BONDS (2.4%)
Security Description	Principal Amount ($)	Value ($)

California (0.7%)
California State, GO, 4.50%, 8/1/28, AMBAC,
Callable 2/1/17 @ 100	310,000	276,656
Illinois (0.5%)
Illinois State, GO, 5.00%, 6/1/27, NATL-RE FGIC,
Callable 6/1/13 @ 100	200,000	201,960
Massachusetts (0.6%)
Massachusetts State, Series A, GO, 5.00%, 8/1/26,
Callable 8/1/18 @ 100	250,000	271,027
Ohio (0.4%)
Ohio State, Series D, GO, 4.50%, 9/15/22, NATL-RE,
Callable 3/15/16 @ 100	150,000	155,777
Oregon (0.2%)
Oregon State, Series A, GO, 5.00%, 10/1/14	100,000	106,648
TOTAL MUNICIPAL BONDS (Cost $984,010)		1,012,068

U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (21.3%)
Federal Farm Credit Bank
2.13%, 6/18/12	250,000	254,396
5.38%, 11/10/20	250,000	272,119
6.00%, 3/7/11	500,000	525,307
Federal Home Loan Bank
1.63%, 3/16/11	3,225,000	3,257,934
2.25%, 4/13/12	300,000	306,495
4.63%, 2/18/11	200,000	207,139
5.00%, 12/21/15	300,000	329,702
5.25%, 12/11/20	500,000	536,002
5.25%, 8/15/22	1,000,000	1,047,986
Financing Corp., 2.92%, 4/5/13(b)	100,000	93,023
Government National Mortgage Association
6.00%, 7/15/34	107,728	115,259
6.00%, 10/15/36	97,541	104,360
6.50%, 5/15/32	76,525	83,721
Housing and Urban Development, 7.50%, 8/1/11,
Callable 4/30/10 @ 100	190,000	191,092
U.S. Treasury Inflation Protected Bonds
2.00%, 4/15/12	1,065,000	1,116,253
3.00%, 7/15/12	361,548	389,738
TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT
AGENCY OBLIGATIONS (Cost $8,620,875)		8,830,526

CERTIFICATE OF DEPOSIT (0.1%)
	Shares or
	Principal
	Amount ($)
Shorebank Pacific Bank, 3.38%, 5/10/14
(Cost $50,000)	50,000	50,000
INVESTMENT COMPANIES (2.4%)
Victory Federal Money Market, Investor Shares,
0.01%(c) (Cost $976,185)	976,185	976,185
Total Investments (Cost $36,300,216) — 99.7%		41,384,187
Other assets in excess of liabilities — 0.3%		115,714
NET ASSETS — 100.0%		$41,499,901

(a)	Non-income producing security.
(b)	Rate represents the effective yield at purchase.
(c)	Rate disclosed is the seven day yield as of March 31, 2010.
ADR	American Depositary Receipt
AG	Aktiengesellschaft (German Stock Company)
AMBAC	Insured by American Municipal Bond Assurance Corporation
FGIC	Insured by Financial Guaranty Insurance Company
GO	General Obligation
NATL-RE	Reinsured by National Public Finance Guarantee Corporation
NV	Naamloze Venootschap (Dutch Corporation)
PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements	Walden Social Balanced Fund March 31, 2010

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010

Assets:
Investments, at value (cost $36,300,216)	$41,384,187
Interest and dividends receivable	152,631
Receivable for capital shares issued	985
Prepaid expenses and other assets	2,616
Total Assets	41,540,419

Liabilities:
Accrued expenses and other liabilities:
Investment adviser	22,009
Chief compliance officer	170
Administration and accounting	1,610
Custodian	1,859
Transfer agent	4,018
Trustee	772
Other	10,080
Total Liabilities	40,518

Net Assets	$41,499,901

Composition of Net Assets:
Capital	$38,354,461
Accumulated net investment income	136,327
Accumulated net realized losses from investment transactions	(2,074,858)
Net unrealized appreciation from investments	5,083,971

Net Assets	$41,499,901

Shares outstanding (par value $0.01, unlimited number of shares authorized)	3,779,638

Net Asset Value, Offering Price and Redemption Price per share	$10.98

STATEMENT OF OPERATIONS
For the year ended March 31, 2010
Investment Income:
Interest	$489,123
Dividends	416,059
Less: Foreign tax withholding	(69)
Total Investment Income	905,113

Expenses:
Investment adviser	261,765
Administration and accounting	76,293
Trustee	3,449
Custodian	7,950
Transfer agency	17,646
Chief compliance officer	2,417
Printing	7,090
Professional	14,737
Other	16,463
Total expenses before fee reductions	407,810
Fees voluntarily reduced by the administrator	(20,319)
Fees contractually reduced by the investment adviser	(38,125)
Net Expenses	349,366

Net Investment Income	555,747

Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	290,665
Change in unrealized appreciation/depreciation from investments	6,965,282
Net realized/unrealized gains from investments	7,255,947

Change in Net Assets Resulting from Operations	$7,811,694

See Notes to Financial Statements

Financial Statements	Walden Social Balanced Fund March 31, 2010

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31, 2010	March 31, 2009

Investment Activities:
Operations:
Net investment income	$555,747	$464,746
Net realized gains (losses) from investment transactions	290,665	(2,309,330)
Change in unrealized appreciation/depreciation from investments	6,965,282	(5,794,229)
Change in net assets resulting from operations	7,811,694	(7,638,813)

Dividends:
Net investment income	(460,378)	(591,854)
Net realized gains from investment transactions	—	(355,217)
Change in net assets resulting from shareholder dividends	(460,378)	(947,071)

Capital Share Transactions:
Proceeds from shares issued	7,682,862	7,074,197
Dividends reinvested	335,149	940,321
Cost of shares redeemed	(2,874,682)	(3,605,235)
Change in net assets resulting from capital share transactions	5,143,329	4,409,283

Change in net assets	12,494,645	(4,176,601)

Net Assets:
Beginning of period	29,005,256	33,181,857
End of period	$41,499,901	$29,005,256

Share Transactions:
Issued	752,440	748,371
Reinvested	32,072	104,364
Redeemed	(285,804)	(361,325)
Change in shares	498,708	491,410

Accumulated net investment income	$136,327	$23,531

See Notes to Financial Statements

Financial Statements	Walden Social Balanced Fund March 31, 2010

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year		For the year	For the year	For the year
	ended	ended		ended	ended	ended
	March 31,	March 31,		March 31,	March 31,	March 31,
	2010	2009		2008	2007	2006

Net Asset Value, Beginning of Period	$8.84	$11.90		$11.83	$11.58	$11.08

Investment Activities:
Net investment income	0.16	0.16	(a)	0.19	0.18	0.18
Net realized and unrealized gains (losses) from investment transactions	2.11	(2.88)		0.46	0.38	0.49
Total from investment activities	2.27	(2.72)		0.65	0.56	0.67

Dividends:
Net investment income	(0.13)	(0.21)		(0.17)	(0.17)	(0.17)
Net realized gains from investments	—	(0.13)		(0.41)	(0.14)	—
Total dividends	(0.13)	(0.34)		(0.58)	(0.31)	(0.17)

Net Asset Value, End of Period	$10.98	$8.84		$11.90	$11.83	$11.58

Total Return	25.78%	(22.91)%		5.30%	4.85%	6.06%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$41,500	$29,005		$33,182	$29,644	$29,722
Ratio of net expenses to average net assets	1.00%	1.00%		1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.59%	1.55%		1.52%	1.52%	1.49%
Ratio of expenses (before fee reductions) to average net assets(b)	1.17%	1.19%		1.16%	1.17%	1.18%
Portfolio turnover rate	27.02%	71.27%		38.99%	28.57%	41.14%

(a)	Calculated using the average shares method.
(b)	During the period, certain fees were reduced and total fund expenses were capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Social Equity Fund March 31, 2010

COMMON STOCKS (98.4%)
Security Description	Shares	Value ($)
Consumer Discretionary (6.9%)
Lowe’s Cos., Inc.	35,000	848,400
NIKE, Inc., Class B	18,000	1,323,000
Omnicom Group, Inc.	15,000	582,150
The TJX Cos., Inc.	27,000	1,148,040
The Walt Disney Co.	30,000	1,047,300
		4,948,890
Consumer Products (15.4%)
Colgate-Palmolive Co.	12,000	1,023,120
Costco Wholesale Corp.	18,000	1,074,780
General Mills, Inc.	15,000	1,061,850
Kellogg Co.	20,000	1,068,600
McCormick & Co., Inc.	20,000	767,200
McDonald’s Corp.	20,000	1,334,400
Nestle SA, Sponsored ADR	22,000	1,126,400
PepsiCo, Inc.	16,000	1,058,560
Procter & Gamble Co.	20,000	1,265,400
SYSCO Corp.	45,000	1,327,500
		11,107,810
Energy (10.4%)
Apache Corp.	20,000	2,030,000
BG Group PLC, Sponsored ADR	13,000	1,127,750
ConocoPhillips	40,000	2,046,800
Core Laboratories NV	9,000	1,177,200
Devon Energy Corp.	18,000	1,159,740
		7,541,490
Financial Services (14.0%)
Bank of America Corp.	40,000	714,000
BB&T Corp.	24,000	777,360
Chubb Corp.	30,000	1,555,500
Cincinnati Financial Corp.	50,000	1,445,000
Comerica, Inc.	22,000	836,880
JPMorgan Chase & Co.	16,000	716,000
PNC Financial Services Group, Inc.	14,000	835,800
SunTrust Banks, Inc.	30,000	803,700
T. Rowe Price Group, Inc.	33,030	1,814,338
The Charles Schwab Corp.	33,000	616,770
		10,115,348
Health Care (14.5%)
Amgen, Inc.(a)	13,000	776,880
Becton, Dickinson & Co.	10,000	787,300
C.R. Bard, Inc.	8,000	692,960
DENTSPLY International, Inc.	20,000	697,000
Johnson & Johnson, Inc.	17,000	1,108,400
Medtronic, Inc.	25,000	1,125,750
Merck & Co., Inc.	30,000	1,120,500
Roche Holdings Ltd. Sponsored ADR	16,000	648,320
Saint Jude Medical, Inc.(a)	20,000	821,000
Stryker Corp.	18,000	1,029,960
Varian Medical Systems, Inc.(a)	15,000	829,950
Waters Corp.(a)	12,000	810,480
		10,448,500
Industrial Materials (4.6%)
AptarGroup, Inc.	30,000	1,180,500
Praxair, Inc.	13,000	1,079,000
Sigma-Aldrich Corp.	20,000	1,073,200
		3,332,700
Industrial Products & Services (14.7%)
3M Co.	12,000	1,002,840
Deere & Co.	22,000	1,308,120
Donaldson Co., Inc.	25,000	1,128,000
Emerson Electric Co.	25,000	1,258,500
Expeditors International of Washington, Inc.	25,000	923,000
Hubbell, Inc., Class B	25,000	1,260,750
Illinois Tool Works, Inc.	28,000	1,326,080
United Parcel Service, Inc., Class B	20,000	1,288,200
W.W. Grainger, Inc.	10,000	1,081,200
		10,576,690
Information Technology (14.8%)
Accenture PLC, Class A	20,000	839,000
Automatic Data Processing, Inc.	30,000	1,334,100
Cisco Systems, Inc.(a)	50,000	1,301,500
EMC Corp.(a)	50,000	902,000
Hewlett-Packard Co.	15,000	797,250
Intel Corp.	50,000	1,113,000
International Business Machines Corp.	9,000	1,154,250
Microsoft Corp.	40,000	1,170,800
Nokia Corp., Sponsored ADR	65,000	1,010,100
Oracle Corp.	40,000	1,027,600
		10,649,600
Telecommunications (1.6%)
Time Warner Cable, Inc.	21,332	1,137,209

Utility (1.5%)
Questar Corp.	25,000	1,080,000
TOTAL COMMON STOCKS (Cost $57,861,819)		70,938,237
INVESTMENT COMPANIES (1.5%)
Victory Federal Money Market, Investor Shares,
0.01%(b) (Cost $1,087,796)	1,087,796	1,087,796
Total Investments (Cost $58,949,615) — 99.9%		72,026,033
Other assets in excess of liabilities — 0.1%		60,735
NET ASSETS — 100.0%		$72,086,768

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of March 31, 2010.
ADR	American Depositary Receipt
NV	Naamloze Venootschap (Dutch Corporation)
PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements	Walden Social Equity Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010

Assets:
Investments, at value (cost $58,949,615)	$72,026,033
Dividends receivable	121,736
Receivable for capital shares issued	2,427
Prepaid expenses and other assets	5,913
Total Assets	72,156,109
Liabilities:
Payable for capital shares redeemed	453
Accrued expenses and other liabilities:
Investment adviser	35,386
Chief compliance officer	295
Administration and accounting	2,283
Custodian	3,300
Transfer agent	7,548
Trustee	1,341
Shareholder service	721
Other	18,014
Total Liabilities	69,341

Net Assets	$72,086,768
Composition of Net Assets:
Capital	$63,825,770
Accumulated net investment income	197,105
Accumulated net realized losses from
investment transactions	(5,012,525)
Net unrealized appreciation from investments	13,076,418

Net Assets	$72,086,768
Shares outstanding (par value $0.01, unlimited number of shares authorized)	6,209,927
Net Asset Value, Offering Price and Redemption Price per share	$11.61

STATEMENT OF OPERATIONS
For the year ended March 31, 2010

Investment Income:
Dividends	$1,331,759
Less: Foreign tax withholding	(261)
Total Investment Income	1,331,498
Expenses:
Investment adviser	457,536
Administration and accounting	125,690
Shareholder service	7,321
Trustee	5,961
Custodian	13,857
Transfer agency	34,379
Chief compliance officer	4,155
Printing	14,082
Professional	25,286
Other	21,324
Total expenses before fee reductions	709,591
Fees voluntarily reduced by the administrator	(35,525)
Fees contractually reduced by the investment adviser	(63,210)
Net Expenses	610,856

Net Investment Income	720,642
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	189,768

Change in unrealized appreciation/depreciation from investments	21,354,847
Net realized/unrealized gains from investments	21,544,615

Change in Net Assets Resulting from Operations	$22,265,257

See Notes to Financial Statements

Financial Statements	Walden Social Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the year ended
	March 31, 2010	March 31, 2009

Investment Activities:
Operations:
Net investment income	$720,642	$715,503
Net realized gains (losses) from investment transactions	189,768	(5,196,246)
Change in unrealized appreciation/depreciation from investments	21,354,847	(18,436,056)
Change in net assets resulting from operations	22,265,257	(22,916,799)

Dividends:
Net investment income	(834,615)	(515,574)
Net realized gains from investment transactions	—	(485,655)
Change in net assets resulting from shareholder dividends	(834,615)	(1,001,229)

Capital Share Transactions:
Proceeds from shares issued	13,452,300	28,492,125
Dividends reinvested	682,616	963,408
Cost of shares redeemed	(6,758,378)	(14,161,336)

Change in net assets resulting from capital share transactions	7,376,538	15,294,197

Change in net assets	28,807,180	(8,623,831)

Net Assets:
Beginning of period	43,279,588	51,903,419
End of period	$72,086,768	$43,279,588

Share Transactions:
Issued	1,398,576	2,648,123
Reinvested	63,147	112,548
Redeemed	(657,388)	(1,495,648)
Change in shares	804,335	1,265,023

Accumulated net investment income	$197,105	$311,078

See Notes to Financial Statements

Financial Statements	Walden Social Equity Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the years indicated.

	For the year	For the year	For the year	For the year	For the year
	ended	ended	ended	ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$8.01	$12.54	$12.31	$12.09	$11.34
Investment Activities:
Net investment income	0.11	0.14 (a)	0.08	0.07	0.09
Net realized and unrealized gains (losses) from investment transactions	3.63	(4.48)	0.57	0.61	0.74
Total from investment activities	3.74	(4.34)	0.65	0.68	0.83

Dividends:
Net investment income	(0.14)	(0.10)	(0.08)	(0.08)	(0.08)
Net realized gains from investments	—	(0.09)	(0.34)	(0.38)	—
Total dividends	(0.14)	(0.19)	(0.42)	(0.46)	(0.08)

Net Asset Value, End of Period	$11.61	$8.01	$12.54	$12.31	$12.09

Total Return	46.79%	(34.74)%	5.01%	5.62%	7.32%

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$72,087	$43,280	$51,903	$49,873	$48,712
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.18%	1.36%	0.59%	0.68%	0.70%
Ratio of expenses (before fee reductions) to average net assets(b)	1.16%	1.19%	1.18%	1.15%	1.12%
Portfolio turnover rate	25.16%	40.07%	44.67%	25.50%	29.11%

(a)	Calculated using the average shares method.
(b)	During the period, certain fees were reduced and total fund expenses were capped at 1.00%. If such expense caps had not been in place, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Small Cap Innovations Fund March 31, 2010

COMMON STOCKS (97.1%)
Security Description	Shares	Value ($)
Consumer Discretionary (16.0%)
Ambassadors Group, Inc.	3,975	43,924
Capella Education Co.(a)	4,500	417,780
Gentex Corp.	24,975	485,014
Hibbett Sports, Inc.(a)	7,725	197,606
John Wiley & Sons, Inc., Class A	9,275	401,422
LKQ Corp.(a)	16,025	325,307
Lululemon Athletica, Inc.(a)	11,000	456,500
NutriSystem, Inc.	6,300	112,203
Pre-Paid Legal Services, Inc.(a)	2,125	80,431
Strayer Education, Inc.	1,175	286,136
Tempur-Pedic International, Inc.(a)	10,300	310,648
Timberland Co., Class A(a)	9,325	198,995
Under Armour, Inc., Class A(a)	3,450	101,465
Universal Technical Institute, Inc.(a)	4,675	106,684
		3,524,115
Consumer Products (2.9%)
Diamond Foods, Inc.	3,875	162,905
Hain Celestial Group, Inc.(a)	4,975	86,316
Lifeway Foods, Inc.(a)	11,650	138,286
United Natural Foods, Inc.(a)	8,700	244,731
		632,238
Energy (3.3%)
Boots & Coots, Inc.(a)	30,300	73,629
CARBO Ceramics, Inc.	5,400	336,636
CREDO Petroleum Corp.(a)	9,325	92,224
Dawson Geophysical Co.(a)	2,875	84,065
T-3 Energy Services, Inc.(a)	5,475	134,466
		721,020
Financial Services (19.4%)
Bank of Hawaii Corp.	9,725	437,139
Corporate Office Properties	8,000	321,040
Dime Community Bancshares	30,775	388,688
eHealth, Inc.(a)	13,700	215,775
Horace Mann Educators Corp.	6,450	97,137
Independent Bank Corp.	8,375	206,527
Investment Technology Group, Inc.(a)	13,125	219,056
Jones Lang LaSalle, Inc.	7,250	528,452
Orrstown Financial Services, Inc.	4,603	116,778
Parkway Properties, Inc.	9,500	178,410
Signature Bank(a)	6,800	251,940
Southside Bancshares, Inc.	8,487	183,065
TCF Financial Corp.	21,100	336,334
UMB Financial Corp.	2,700	109,620
Umpqua Holdings Corp.	16,400	217,464
Wainwright Bank & Trust Co.	1,405	13,657
Wilmington Trust Corp.	15,000	248,550
Wilshire Bancorp, Inc.	19,825	218,670
		4,288,302
Health Care (12.2%)
Cantel Medical Corp.	5,000	99,250
Computer Programs & Systems, Inc.	2,350	91,838
Dionex Corp.(a)	6,350	474,853
Gen-Probe, Inc.(a)	3,150	157,500
ICU Medical, Inc.(a)	4,700	161,915
Immucor, Inc.(a)	2,800	62,692
Landauer, Inc.	6,575	428,822
Martek Biosciences Corp.(a)	8,475	190,772
Meridian Bioscience, Inc.	16,725	340,688
Neogen Corp. (a)	7,200	180,720
Nutraceutical International Corp.(a)	3,775	56,399
West Pharmaceutical Services, Inc.	8,000	335,600
ZOLL Medical Corp.(a)	4,450	117,302
		2,698,351
Industrial Materials (2.9%)
Commercial Metals Co.	12,100	182,226
Minerals Technologies, Inc.	5,300	274,752
Quaker Chemical Corp.	6,775	183,670
		640,648
Industrial Products & Services (15.0%)
American Science & Engineering, Inc.	1,200	89,904
Apogee Enterprises, Inc.	6,975	110,275
Baldor Electric Co.	13,400	501,160
CLARCOR, Inc.	12,000	413,880
ESCO Technologies, Inc.	3,600	114,516
Fuel-Tech, Inc.(a)	6,600	52,932
Genesee & Wyoming, Inc., Class A(a)	11,325	386,409
Herman Miller, Inc.	4,450	80,367
Layne Christensen Co.(a)	3,025	80,798
Lindsay Manufacturing Co.	4,150	171,851
Met-Pro Corp.	5,275	51,642
Middleby Corp.(a)	2,700	155,493
Simpson Manufacturing Co., Inc.	9,925	275,518
SunPower Corp., Class B(a)	2,725	45,617
Team, Inc.(a)	7,675	127,328
Wabtec Corp.	9,825	413,829
Watts Water Technologies, Inc., Class A	7,600	236,056
		3,307,575
Information Technology (21.0%)
Alvarion Ltd.(a)	26,690	105,692
Blackbaud, Inc.	8,500	214,115
Blackboard, Inc.(a)	4,375	182,263
Blue Coat Systems, Inc.(a)	5,275	163,736
Coherent, Inc.(a)	3,800	121,448
Itron, Inc.(a)	5,150	373,735
J2 Global Communications, Inc.(a)	14,800	346,320
Liquidity Services, Inc.(a)	8,775	101,264
National Instruments Corp.	8,425	280,974
Net l UEPS Technologies, Inc.(a)	14,300	262,977
Plantronics, Inc.	16,100	503,608
Polycom, Inc.(a)	17,000	519,860
Power Integrations, Inc.	11,500	473,800
Quality Systems, Inc.	7,000	430,080
Renaissance Learning, Inc.	7,475	121,319
Riverbed Technology, Inc.(a)	6,900	195,960
Skyworks Solutions, Inc.(a)	14,700	229,320
		4,626,471
Utilities (4.4%)
American States Water Co.	1,725	59,857
New Jersey Resources Corp.	11,600	435,696
Ormat Technologies, Inc.	2,125	59,798
South Jersey Industries, Inc.	10,000	419,900
		975,251
TOTAL COMMON STOCKS (Cost $17,540,024)		21,413,971

INVESTMENT COMPANIES (1.8%)
Victory Federal Money Market, Investor Shares,
0.01% (b) (Cost $410,651)	410,651	410,651

Total Investments (Cost $17,950,675) — 98.9%		21,824,622
Other assets in excess of liabilities — 1.1%		232,029
NET ASSETS — 100.0%		$ 22,056,651

(a)	Represents non-income producing security
(b)	Rate disclosed is the seven day yield as of March 31, 2010.

See Notes to Financial Statements

Financial Statements	Walden Small Cap Innovations Fund

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010
Assets:
Investments, at value (cost $17,950,675)	$21,824,622
Dividends receivable	22,660
Receivable for capital shares issued	230,379
Prepaid expenses and other assets	3,058
Total Assets	22,080,719

Liabilities:
Accrued expenses and other liabilities:
Investment adviser	7,667
Chief compliance officer	81
Administration and accounting	915
Custodian	2,991
Transfer agent	6,985
Trustee	370
Other	5,059
Total Liabilities	24,068

Net Assets	$22,056,651

Composition of Net Assets:
Capital	$17,683,122
Accumulated net investment income	6,164
Accumulated net realized gains from investment transactions	493,418
Net unrealized appreciation from investments	3,873,947

Net Assets	$22,056,651
Shares outstanding (par value $0.01, unlimited number of shares authorized)	1,513,422
Net Asset Value, Offering Price and Redemption Price per share	$14.57

STATEMENT OF OPERATIONS
For the year ended March 31, 2010

Investment Income:
Dividends	$153,643
Total Investment Income	153,643
Expenses:
Investment adviser	91,255
Administration and accounting	28,578
Trustee	1,226
Custodian	18,015
Transfer agency	33,277
Chief compliance officer	692
Offering	10,994
Printing	2,450
Professional	5,882
Other	12,504
Total expenses before fee reductions	204,873
Fees voluntarily reduced by the administrator	(7,141)
Fees contractually reduced by the investment adviser	(75,530)
Net Expenses	122,202

Net Investment Income	31,441
Net Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions	760,908
Change in unrealized appreciation/depreciation from investments	3,930,123
Net realized/unrealized gains from investments	4,691,031

Change in Net Assets Resulting from Operations	$4,722,472

See Notes to Financial Statements

Financial Statements	Walden Small Cap Innovations Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended	For the period ended
	March 31, 2010	March 31, 2009(a)

Investment Activities:
Operations:
Net investment income	$31,441	$2,933
Net realized gains (losses) from investment transactions	760,908	(11,788)
Change in unrealized appreciation/depreciation from investments	3,930,123	(56,176)
Change in net assets resulting from operations	4,722,472	(65,031)

Dividends:
Net investment income	(27,286)	(1,149)
Net realized gains from investment transactions	(255,693)	—
Change in net assets resulting from shareholder dividends	(282,979)	(1,149)

Capital Share Transactions:
Proceeds from shares issued	11,604,131	2,405,279
Proceeds from shares issued in subscription in-kind (b)	4,083,411	—
Dividends reinvested	134,996	1,149
Cost of shares redeemed	(545,628)	—
Change in net assets resulting from capital share transactions	15,276,910	2,406,428

Change in net assets	19,716,403	2,340,248

Net Assets:
Beginning of period	2,340,248	—
End of period	$22,056,651	$2,340,248

Share Transactions:
Issued	1,000,056	254,587
Issued in subscription in-kind (b)	289,822	—
Reinvested	10,317	115
Redeemed	(41,475)	—
Change in shares	1,258,720	254,702

Accumulated net investment income	$6,164	$2,000

(a)	Commenced operations on October 24, 2008.
(b)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

Financial Statements	Walden Small Cap Innovations Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the periods indicated.

	For the year	For the
	ended	period ended
	March 31,	March 31,
	2010	2009 (a)

Net Asset Value, Beginning of Period	$9.19	$10.00
Investment Activities:
Net investment income	0.02	0.03	(b)
Net realized and unrealized gains (losses) from investment transactions	5.60	(0.83)
Total from investment activities	5.62	(0.80)

Dividends:
Net investment income	(0.02)	(0.01)
Net realized gains from investments	(0.22)	—
Total dividends	(0.24)	(0.01)

Net Asset Value, End of Period	$14.57	$9.19

Total Return	61.45%	(7.98)%	(c)

Ratios/Supplemental Data:
Net Assets at end of period (000’s)	$22,057	$2,340
Ratio of net expenses to average net assets	1.00%	1.16%	(d)
Ratio of net investment income to average net assets	0.26%	0.63%	(d)
Ratio of expenses (before fee reductions) to average net assets(e)	1.68%	9.61%	(d)
Portfolio turnover rate	23.07%	4.37%	(c)

(a)	Commenced operations on October 24, 2008.
(b)	Calculated using the average shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were reduced and total fund expenses were capped at 1.25% through March 31, 2009 and at 1.00% there after. If such expense caps had not been in place, the ratio would have been as indicated.

See Notes to Financial Statements

Notes to Financial Statements	March 31, 2010

1.	Organization:
The Coventry Group (the “Group”) was organized on January 8, 1992 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Group contains the following Boston Trust Funds and Walden Funds (individually a “Fund”, collectively the “Funds”):

Fund	Short Name
Boston Trust Balanced Fund	Balanced Fund
Boston Trust Equity Fund	Equity Fund
Boston Trust Midcap Fund	Midcap Fund
Boston Trust Small Cap Fund	Small Cap Fund
Walden Social Balanced Fund	Social Balanced Fund
Walden Social Equity Fund	Social Equity Fund
Walden Small Cap Innovations Fund	Small Cap Innovations Fund

The investment objective of the Balanced Fund and Social Balanced Fund is to seek long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments. The investment objective of the Equity Fund and Social Equity Fund is to seek long-term capital growth through an actively managed portfolio of stocks. The investment objective of the Midcap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of middle capitalization companies. The investment objective of the Small Cap Fund and Small Cap Innovations Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small capitalization companies.

Under the Group’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group may enter into contracts with its vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group’s Board of Trustees (the “Board”). In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

The Group may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. If market prices are not readily available or, in Boston Trust Investment Management, Inc.’s (the “Adviser”) opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Funds’ assets at their fair value according to policies approved by the Board.

Investments in investment companies and money market funds are valued at net asset value per share. Certificates of deposit are valued at acquisition cost.

Fair Value Measurements:

The valuation techniques employed by the Funds’, as described above in Security Valuation, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets.
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 - significant unobservable inputs (including Fund Management’s own assumptions in determining the fair value of investments).

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Continued

Notes to Financial Statements	March 31, 2010

The following is a summary of the valuation inputs used as of March 31, 2010 in valuing the Funds’ investments based upon three levels defined above:
		LEVEL 2	LEVEL 3
	LEVEL I	Other Significant	Significant	Total Investments in
Fund Name	Quoted Prices	Observable Inputs	Unobservable Inputs	Securities
Balanced Fund
Common Stocks†	$136,014,300	$—	$—	$136,014,300
Corporate Bonds	—	8,353,647	—	8,353,647
Municipal Bonds	—	4,472,105	—	4,472,105
U.S. Government & U.S. Government
Agency Obligations	—	47,531,439	—	47,531,439
Investment Companies	3,120,208	—	—	3,120,208
Total	139,134,508	60,357,191	—	199,491,699

Equity Fund
Common Stocks†	53,424,965	—	—	53,424,965
Investment Companies	117,678	—	—	117,678
Total	53,542,643	—	—	53,542,643

Midcap Fund
Common Stocks†	15,748,835	—	—	15,748,835
Investment Companies	503,577	—	—	503,577
Total	16,252,412	—	—	16,252,412

Small Cap Fund
Common Stocks†	130,856,500	—	—	130,856,500
Investment Companies	3,214,539	—	—	3,214,539
Total	134,071,039	—	—	134,071,039

Social Balanced Fund
Common Stocks†	$27,119,638	—	—	27,119,638
Corporate Bonds	—	3,395,770	—	3,395,770
Municipal Bonds	—	1,012,068	—	1,012,068
U.S. Government & U.S. Government
Agency Obligations	—	8,830,526	—	8,830,526
Certificates of Deposit	—	50,000	—	50,000
Investment Companies	976,185	—	—	976,185
Total	28,095,823	13,288,364	—	41,384,187

Social Equity
Common Stocks†	70,938,237	—	—	70,938,237
Investment Companies	1,087,796	—	—	1,087,796
Total	72,026,033	—	—	72,026,033

Small Cap Innovations Fund
Common Stocks†	21,413,971	—	—	21,413,971
Investment Companies	410,651	—	—	410,651
Total	21,824,622	—	—	21,824,622
† For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

Following is a reconciliation of Level 3 investments (certificates of deposit) for which significant unobservable inputs were used to determine fair value:

Investment Securities
Social Balanced Fund	(Certificates of Deposit)

Balance as of March 31, 2009	$100,000
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	—
Net purchases/(sales)	(100,000)
Transfers in (out) of Level 3	—
Balance as of March 31, 2010	$—

Continued

Notes to Financial Statements	March 31, 2010

Security Transactions and Related Income:

Security transactions are recorded no later than one business day after trade date. For financial reporting purposes, security transactions are recorded on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses:

Expenses directly attributable to a Fund are charged directly to that Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Dividends to Shareholders:

Dividends are recorded on the ex-dividend date. Dividends to shareholders from net investment income, if any, are declared and paid annually by the Funds. Dividends to shareholders from net realized gains, if any, are declared and distributed at least annually by the Funds.

The amounts of dividends to shareholders from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g. wash sales and post October losses) do not require reclassification. To the extent dividends to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Redemption Fees:

Prior to December 4, 2009, the Midcap Fund, Small Cap Fund and Small Cap Innovations Fund reserved the right to assess a redemption fee for shares redeemed within 60 days of purchase. The shareholder could be charged a fee equal to 0.75% of the value of the shares redeemed for the Mid Cap Fund and 1.00% for the Small Cap Fund and Small Cap Innovations Fund, unless an exception applies as was disclosed in the Funds’ Prospectus. The redemption fee was intended to offset excess brokerage commissions and other costs associated with fluctuations in asset levels and cash flows caused by frequent trading by shareholders. The applicability of the redemption fee was calculated using a first-in first-out method, which means the oldest shares were redeemed first, followed by the redemption of more recently acquired shares. Effective December 4, 2009, the Board eliminated the redemption fee for the Midcap Fund, Small Cap Fund and Small Cap Innovations Fund.

Federal Income Taxes:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. Therefore, no federal income tax provision is required.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). The Funds recognize interest and penalties, if any, related to unrecognized tax benefits, as income tax expense in the Statement of Operations. Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Recently Issued Accounting Pronouncements:

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, “Improving Disclosures about Fair Value Measurements.” New disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 roll forward of activity in fair value measurements is effective for interim and fiscal periods beginning after December 15, 2010. Management is currently evaluating the impact the adoption of this update will have on the Funds’ financial statements and related disclosures.

3.	Related Party Transactions:
Investment Adviser:

The Funds and the Adviser are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates before contractual waivers:

Fund	Fee Rate
Balanced Fund	0.75%
Equity Fund	0.75%
Midcap Fund	0.75%
Small Cap Fund	0.75%
Social Balanced Fund	0.75%
Social Equity Fund	0.75%
Small Cap Innovations Fund	0.75%

Administration and Fund Accounting:
Citi Fund Services Ohio, Inc. (“Citi”) serves the Funds as administrator. Citi, as the Funds’ administrator, provides administrative and fund accounting services for a fee that is computed daily and paid monthly at an annual rate of up to 0.20% of the average daily net assets of each Fund. Certain officers of the Group are affiliated with Citi. Such persons were paid no fees directly by the Funds for serving as officers of the Group, except the Chief Compliance Officer (the “CCO”).

Continued

Notes to Financial Statements	March 31, 2010

Under a Compliance Services Agreement between the Funds and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Funds’ CCO. Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid Citi $28,754 for the year ended March 31, 2010, plus certain out of pocket expenses. Citi pays the salary and other compensation earned by the CCO as an employee of Citi.

Distribution:

Foreside Distribution Services, L.P., (“Foreside”), an indirect, wholly owned subsidiary of Foreside Financial Group, LLC, serves as the Funds’ distribution agent. Under the distribution agreement, Foreside receives a fixed fee of $15,000 per year, paid monthly by the Adviser from its profits and not by the Funds’, for its services. Foreside is not affiliated with Citi or the Adviser.

Custodian and Transfer Agency:

Boston Trust & Investment Management Company (“Boston Trust”), the parent company of the Adviser, acts as the Funds’ custodian and transfer agent. Under the custody agreement, Boston Trust receives an asset-based fee of 0.02% of the average daily net assets for the first $100 million and 0.015% of the average daily net assets above $100 million, plus per transaction fees. Under the transfer agency agreement, Boston Trust receives a fixed fee of $18,000 annually per fund, accrued daily and paid monthly for its services. Under a sub-transfer agency agreement, Citi receives a fixed fee of $12,000 annually per Fund for the Social Equity Fund, the Small Cap Fund, and the Small Cap Innovations Fund, accrued daily and paid monthly plus certain out of pocket expenses for its services.

Fee Reductions:

The Adviser has agreed to reduce its fees payable by the Funds to the extent necessary to limit each Fund’s aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Adviser in its fees or in the payment or reimbursement of expenses that are a Fund’s obligation may be subject to repayment by the Fund within three years provided the Fund receiving the reduction, payment or reimbursement is able to effect such repayment and remain in compliance with applicable expense limitations. Pursuant to its agreement, for the year ended March 31, 2010, the Adviser reimbursed fees in the amount of $44,935, $26,106, $29,358, $72,080, $38,125, $63,210 and $75,530 for the Balanced Fund, Equity Fund, Midcap Fund, Small Cap Fund, Social Balanced Fund, Social Equity Fund, and Small Cap Innovations Fund, respectively. As of March 31, 2010, the Adviser may recoup $122,673, $79,565, $116,149, $79,011, $112,039, $197,099, and $114,712 from the Funds as follows:

Fund	Amount	Expires	Fund	Amount	Expire
Balanced Fund	$38,090	2011	Social Balanced Fund	$34,901	2011
	$39,648	2012		$39,013	2012
	$44,935	2013		$38,125	2013
Equity Fund	$29,881	2011	Social Equity Fund	$64,706	2011
	$23,578	2012		$69,183	2012
	$26,106	2013		$63,210	2013
Midcap Fund	$38,046	2011	Small Cap Innovations Fund	$39,182	2012
	$48,745	2012		$75,530	2013
	$29,358	2013
Small Cap Fund	$6,931	2012
	$72,080	2013

Citi has voluntarily agreed to reduce its administrative fees. For the year ended March 31, 2010, Citi voluntarily waived fees in the amount of $102,094, $28,005, $6,693, $50,265, $20,319, $35,525 and $7,141 for the Balanced Fund, Equity Fund, Midcap Fund, Small Cap Fund, Social Balanced Fund, Social Equity Fund, and Small Cap Innovations Fund, respectively.

Other Affiliated Transactions:

During the fiscal year ended March 31, 2010, certain securities of separately managed accounts managed by Boston Trust & Investment Management Company, an affiliate of the Adviser, were exchanged, at fair market value, as in-kind transfers for shares of the Small Cap Innovations Fund. The total fair market value of the securities involved in the in-kind transfers was $886,962, in exchange for 69,511 Shares of the Small Cap Innovations Fund.

On March 11, 2010, the Small Cap Innovations Fund issued capital shares to certain shareholders of the Small Cap Fund, in exchange for securities received from the Small Cap Fund in accordance with procedures adopted by the Board of Trustees pusuant to Rule 17a-7 exemption provided under the 1940 Act as follows:

	Capital Shares Received/	Value of Securities Received/
Fund	(Transferred)	(Transferred)	Realized Gain/(Loss)
Small Cap Fund	(278,774)	$(3,196,449)	$50,886
Small Cap Innovations Fund	220,311	3,196,449	N/A

4.	Purchases and Sales of Securities:
Cost of purchases and proceeds from sales and maturities of securities, excluding short-term securities and U.S. Government securities, for the Funds for the year ended March 31, 2010, totaled:

Fund	Purchases	Sales and Maturities
Balanced Fund	$43,411,101	$6,581,274
Equity Fund	9,424,069	9,355,281
Midcap Fund	6,269,005	2,915,014
Small Cap Fund	94,457,471	22,114,012
Social Balanced Fund	12,319,507	5,616,107
Social Equity Fund	21,629,305	14,957,895
Small Cap Innovations Fund	17,243,084	2,693,237

Continued

Notes to Financial Statements	March 31, 2010

Cost of purchases and proceeds from sales and maturities of U.S. Government Securities, excluding short-term securities, for the Funds for the year ended March 31, 2010, totaled:

Fund	Purchases	Sales and Maturities
Balanced Fund	$1,047,845	$15,454,398
Social Balanced Fund	2,993,741	3,512,915

5.	Federal Income Tax Information:
At March 31, 2010, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

		Gross Tax	Gross Tax	Net Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Balanced Fund	$154,373,045	$45,711,134	$(592,480)	$45,118,654
Equity Fund	35,632,444	18,413,961	(503,762)	17,910,199
Midcap Fund	12,601,743	3,811,780	(161,111)	3,650,669
Small Cap Fund	112,393,693	23,728,988	(2,051,642)	21,677,346
Social Balanced Fund	36,429,710	5,260,231	(305,754)	4,954,477
Social Equity Fund	58,959,219	14,391,710	(1,324,896)	13,066,814
Small Cap Innovations Fund	17,950,765	4,035,533	(161,676)	3,873,857

The tax character of distributions paid during the fiscal year ended March 31, 2010 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid[1]
Balanced Fund	$3,153,684	$—	$3,153,684	$—	$3,153,684
Equity Fund	435,641	—	435,641	—	435,641
Midcap Fund	33,641	—	33,641	—	33,641
Small Cap Fund	147,516	—	147,516	—	147,516
Social Balanced Fund	460,378	—	460,378	—	460,378
Social Equity Fund	834,615	—	834,615	—	834,615
Small Cap Innovations Fund	282,970	9	282,979	—	282,979

The tax character of distributions paid during the fiscal year ended March 31, 2009 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid[1]
Balanced Fund	$3,118,906	$4,763,595	$7,882,501	$—	$7,882,501
Equity Fund	482,096	—	482,096	—	482,096
Midcap Fund	34,699	112,776	147,475	—	147,475
Small Cap Fund	50,862	252,171	303,033	—	303,033
Social Balanced Fund	605,006	342,065	947,071	—	947,071
Social Equity Fund	515,574	485,655	1,001,229	—	1,001,229
Small Cap Innovations Fund	1,149	—	1,149	—	1,149

[1] Total distributions paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

As of March 31, 2010, the components of accumulated earnings on a tax basis were as follows:

		Undistributed		Accumulated	Unrealized
	Undistributed	Long-Term Capital	Accumulated	Capital and Other	Appreciation	Total Accumulated
	Ordinary Income	Gains	Earnings	Losses	(Depreciation)[2]	Earnings (Deficit)
Balanced Fund	$827,545	$—	$827,545	$(2,542,426)	$45,118,654	$43,403,773
Equity Fund	116,710	—	116,710	(3,200,803)	17,910,199	14,826,106
Midcap Fund	3,293	—	3,293	(279,579)	3,650,669	3,374,383
Small Cap Fund	2,404,257	—	2,404,257	—	21,677,346	24,081,603
Social Balanced Fund	136,327	—	136,327	(1,945,364)	4,954,477	3,145,440
Social Equity Fund	197,105	—	197,105	(5,002,921)	13,066,814	8,260,998
Small Cap Innovations Fund	420,294	79,378	499,672	—	3,873,857	4,373,529

[2] The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales.

Continued

Notes to Financial Statements	March 31, 2010

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital losses, which will be treated as arising on the first business day of the Funds’ next taxable year.

Post-October Loss
Midcap Fund	$35,162

As of March 31, 2010, the following Funds had net capital loss carryforwards, which are available to offset future realized gains. To the extent these carryforwards are used to offset future gains, it is probable that the amounts offset will not be distributed to shareholders.

Fund	Amount	Expires
Balanced Fund	$2,542,426	2018
Equity Fund	759,163	2017
Equity Fund	2,441,640	2018
Midcap Fund	244,417	2018
Social Balanced Fund	361,738	2017
Social Balanced Fund	1,583,626	2018
Social Equity Fund	911,652	2017
Social Equity Fund	4,091,269	2018

During the year ended March 31, 2010, the following Funds utilized capital loss carryforwards to offset capital gains realized:

Fund	Amount
Small Cap Fund	$580,450

As of March 31, 2010, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments as indicated:

	Accumulated Net Investment	Accumulated Net
	Income (loss)	Realized Gains	Paid in Capital
Equity Fund	$412	$—	$(412)
Small Cap Fund	—	(50,886)	50,886
Social Balanced Fund	17,427	(17,427)	—
Small Cap Innovations Fund	9	(9)	—

6.	Control Ownership and Principal Holders:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2 (a)(9) of the 1940 Act. As of March 31, 2010, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), owning more than 25% of the total shares outstanding of the Fund as detailed below.

		% of
Fund	Control Ownership	Ownership
Balanced Fund	Boston Trust & Investment Management Company	94.6%
Equity Fund	Boston Trust & Investment Management Company	99.9%
Midcap Fund	Boston Trust & Investment Management Company	99.8%
Social Balanced Fund	Boston Trust & Investment Management Company	66.9%
	Fidelity Investment Services	28.1%
Social Equity Fund	Boston Trust & Investment Management Company	28.7%
	Fidelity Investment Services	35.6%
Small Cap Innovations Fund	Boston Trust & Investment Management Company	76.5%

7.	Subsequent Events:
Management evaluated subsequent events through the date these financial statements were issued and concluded no subsequent events required recognition or disclosure in these financial statements.

Continued

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Coventry Group:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of The Coventry Group, comprising the Boston Trust Balanced Fund, Boston Trust Equity Fund, Boston Trust Small Cap Fund, Boston Trust Midcap Fund, Walden Social Balanced Fund, Walden Social Equity Fund, and Walden Small Cap Innovations Fund (the “Funds”) as of March 31, 2010, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the two years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to the period ended March 31, 2009 were audited by other independent registered public accounting firms, who expressed unqualified opinions on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2010, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
May 21, 2010

Supplementary Information (unaudited)	March 31, 2010

Federal Income Tax Information:
During the fiscal year ended March 31, 2010, the Funds declared long-term realized gain distributions in the following amounts:

15% Capital Gains
Small Cap Innovations Fund	$9

During the fiscal year ended March 31, 2010, the Funds declared short-term realized gain distributions in the following amounts:

Short-Term Capital Gains
Small Cap Innovations Fund	$255,693

For the fiscal year ended March 31, 2010, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Distributions Received Deduction
Balanced Fund	58.03%
Equity Fund	100.00%
Midcap Fund	100.00%
Small Cap Fund	49.17%
Social Balanced Fund	65.96%
Social Equity Fund	100.00%
Small Cap Innovations Fund	19.83%

For the fiscal year ended March 31, 2010, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2010 Form 1099-DIV.

Qualified Dividend Income
Balanced Fund	62.11%
Equity Fund	100.00%
Midcap Fund	100.00%
Small Cap Fund	49.65%
Social Balanced Fund	75.48%
Social Equity Fund	100.00%
Small Cap Innovations Fund	20.27%

Continued

Supplementary Information (unaudited)	March 31, 2010

Table of Shareholder Expenses:
As a shareholder of the Boston Trust Funds and Walden Funds, you incur ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Boston Trust Funds and Walden Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held of the entire period from October 1, 2009 through March 31, 2010.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” estimate the expenses you paid on your account during this period.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
			Expenses Paid	Expense Ratio
	Beginning Account Value	Ending Account Value	During Period[1]	During Period
	10/1/09	3/31/10	10/1/09 - 3/31/10	10/1/09 - 3/31/10
Balanced Fund	$1,000.00	$1,080.80	$5.19	1.00%
Equity Fund	1,000.00	1,121.40	5.29	1.00%
Midcap Fund	1,000.00	1,144.60	5.35	1.00%
Small Cap Fund	1,000.00	1,140.00	5.34	1.00%
Social Balanced Fund	1,000.00	1,080.60	5.19	1.00%
Social Equity Fund	1,000.00	1,129.50	5.31	1.00%
Small Cap Innovations Fund	1,000.00	1,136.90	5.33	1.00%

[1]

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each Boston Trust Fund’s and Walden Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
			Expenses Paid	Expense Ratio
	Beginning Account Value	Ending Account Value	During Period[1]	During Period
	10/1/09	3/31/10	10/1/09 - 3/31/10	10/1/09 - 3/31/10
Balanced Fund	$1,000.00	$1,019.95	$5.04	1.00%
Equity Fund	1,000.00	1,019.95	5.04	1.00%
Midcap Fund	1,000.00	1,019.95	5.04	1.00%
Small Cap Fund	1,000.00	1,019.95	5.04	1.00%
Social Balanced Fund	1,000.00	1,019.95	5.04	1.00%
Social Equity Fund	1,000.00	1,019.95	5.04	1.00%
Small Cap Innovations Fund	1,000.00	1,019.95	5.04	1.00%

[1]	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Continued

Supplementary Information (unaudited)	March 31, 2010

Tabular Summary of Schedules of Investments:

The Boston Trust Funds invested, as a percentage of total portfolio investments, in the following industries as of March 31, 2010.

Boston Trust Balanced Fund		Boston Trust Equity Fund		Boston Trust Midcap Fund		Boston Trust Small Cap Fund

Security Allocation	Percentage of	Security Allocation	Percentage of	Security Allocation	Percentage of	Security Allocation	Percentage of
for the Schedule of	Total Portfolio	for the Schedule of	Total Portfolio	for the Schedule of	Total Portfolio	for the Schedule of	Total Portfolio
Portfolio Investments	Investments	Portfolio Investments	Investments	Portfolio Investments	Investments	Portfolio Investments	Investments
U.S. Gov’t. Obligations	23.8%	Industrial Prods & Svcs	17.2%	Financial Services	16.4%	Information Technology	21.2%
Financial Services	12.8%	Financial Services	16.3%	Information Technology	15.9%	Financial Services	19.5%
Industrial Prods & Svcs	12.1%	Information Technology	15.7%	Industrial Prods & Svcs	15.7%	Consumer Discretionary	15.9%
Information Technology	11.2%	Health Care	13.3%	Consumer Discretionary	13.1%	Industrial Prods & Svcs	15.2%
Consumer Products	10.2%	Consumer Products	12.5%	Health Care	12.2%	Health Care	12.3%
Health Care	8.2%	Energy	11.4%	Consumer Products	6.8%	Utilities	4.5%
Energy	8.1%	Consumer Discretionary	7.7%	Energy	6.4%	Energy	3.2%
Consumer Discretionary	6.1%	Industrial Materials	5.7%	Industrial Materials	5.6%	Consumer Products	2.9%
Industrial Materials	3.2%	Investment Companies	0.2%	Utilities	4.0%	Industrial Materials	2.9%
Municipal Bonds	2.2%	Total	100.0%	Investment Companies	3.1%	Investment Companies	2.4%
Investment Companies	1.6%			Telecommunications	0.8%	Total	100.0%
Telecommunications	0.3%			Total	100.0%
Basic Materials	0.2%
Total	100.0%

The Walden Funds invested, as a percentage of total portfolio investments, in the following industries as of March 31, 2010.

Walden Social Balanced Fund		Walden Social Equity Fund		Walden Small Cap Innovations Fund
	Percentage of		Percentage of		Percentage of
Security Allocation for the	Total Portfolio	Security Allocation for the	Total Portfolio	Security Allocation for the	Total Portfolio
Schedule of Portfolio Investments	Investments	Schedule of Portfolio Investments	Investments	Schedule of Portfolio Investments	Investments
U.S. Gov’t. Obligations	21.3%	Consumer Products	15.4%	Information Technology	21.2%
Financial Services	15.4%	Information Technology	14.8%	Financial Services	19.6%
Health Care	10.5%	Industrial Prods & Svcs	14.7%	Consumer Discretionary	16.1%
Consumer Products	10.1%	Health Care	14.5%	Industrial Prods & Svcs	15.2%
Industrial Prods & Svcs	10.0%	Financial Services	14.0%	Health Care	12.4%
Information Technology	9.7%	Energy	10.5%	Utilities	4.5%
Energy	6.5%	Consumer Discretionary	6.9%	Energy	3.3%
Consumer Discretionary	6.0%	Industrial Materials	4.6%	Consumer Products	2.9%
Industrial Materials	3.3%	Telecommunications	1.6%	Industrial Materials	2.9%
Investment Companies	2.4%	Investment Companies	1.5%	Investment Companies	1.9%
Municipal Bonds	2.4%	Utility	1.5%	Total	100.0%
Telecommunications	1.5%	Total	100.0%
Utility	0.8%
Certificate of Deposit	0.1%
Total	100.0%

Other Information:
 A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, (ii) on the Boston Trust & Investment Management, Inc. website at http://www.btim.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Continued

Supplementary Information (unaudited)	March 31, 2010

The annual consideration by the Board of Trustees (the “Board”) of the continuation of the investment advisory agreement between Boston Trust Investment Management, Inc., (the “Adviser”) and Boston Trust Balanced Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust Small Cap Fund, Walden Social Balanced Fund, Walden Social Equity Fund and Walden Small Cap Innovations Fund (the “Funds”).

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement with the Adviser be renewed annually by the Board, including a majority of the Trustees who are not “interested persons” of the Funds or of the Adviser (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement and determine whether its continuance is fair to the Funds and their shareholders. The Board considered the continuation of the Investment Advisory Agreement at an in-person meeting held on February 24, 2010. The Board requested, and the Adviser provided, information and data relating to: (i) the investment performance of the Funds and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Funds; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; (v) whether the fee levels reflect these economies of scale to the benefit of Funds’ shareholders; (vi) the advisory fees paid by other comparable funds advised by the Adviser or by a different investment adviser; (vii) the Funds’ expense ratios and the expense ratios of similar funds; and (viii) the effect of any fee waivers and expense reimbursements made by the Adviser.

At the meeting on February 24, 2010, the Board engaged in a thorough review process to determine whether to continue the Investment Advisory Agreement. The Board met directly with representatives of the Adviser and reviewed the information and data listed above. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that it had received throughout the year as part of its ongoing oversight of the Funds and their operations. The Board reviewed the performance of the Funds from inception through December 31, 2009, comparing the performance to various indices and, in the case of the Boston Trust Balanced Fund and the Walden Social Balanced Fund, a composite index comprised of stocks, bond and money market indices. The Boston Trust Funds and the Walden Funds, other than the Walden Social Equity Fund, the Boston Trust Balanced Fund, and the Walden Social Balanced Fund, outperformed their respective indices for the one year, five-year and since inception periods ended December 31, 2009. The Walden Social Equity Fund outperformed its index for all periods other than the one-year period ended December 31, 2009. The Boston Trust Balanced Fund outperformed the composite return, the S&P 500 Index and the Barclays Capital Government/Credit Bond Index for the since inception period, but lagged the Barclays Capital Government/Credit Bond Index for the five-year period and the composite return and S&P 500 Index for the one-year period. The Walden Social Balanced Fund underperformed the composite return for the one-year and five-year periods ended December 31, 2009, the Barclays Capital Government/Credit Bond Index for the five-year period, the S&P 500 Index for the one-year period, and all indices from inception to December 31, 2009.

Turning to the level of the advisory fees paid by the Funds, the Board reviewed a comparative analysis of advisory fees and expense ratios based on publicly available data for comparable funds. The Board noted that, with the exception of the Boston Trust Balanced Fund, Walden Social Equity and the Boston Trust Equity Fund, each Fund has a contractual advisory fee that is at or below the average fee for the peer group. The contractual advisory fees for the Boston Trust Equity Fund and Walden Social Equity Fund were at the median for the peer group, while the contractual advisory fee for the Boston Trust Balanced Fund was above the median for the peer group, but well below the highest fees for the peer group. The Adviser has been operating under an Expense Limitation Agreement that requires the Adviser to waive fees and/or reimburse expenses to the extent total operating expenses of any Fund exceeds 1.00%. The actual advisory fees charged by the Funds, except the Boston Trust Balanced Fund, Walden Social Balanced Fund, Walden Social Equity Fund and the Boston Trust Equity Fund, are below the peer group averages after expense waivers and/or reimbursements. The actual advisory fees paid by the excepted Funds are above the peer group average, but below the highest level of actual advisory fees for the peer groups.

The Board also noted that the total operating expenses for each of the Funds were lower than the industry average after expense waivers and/or reimbursements. Having considered the above factors in assessing Fund advisory fees and expense ratios, the Board concluded that fee and expense levels were reasonable.

The Board gave careful consideration to the nature, extent and quality of the services provided by the Adviser to the Funds. The Board reviewed the Adviser’s organizational structure, investment philosophy, portfolio construction process, fixed income approach and brokerage policies. The Board noted the experience and the capabilities of the Adviser’s personnel, as well as the quality of the reports and other materials received from the Adviser. Taking into account the personnel involved in servicing the Funds, as well as the materials and services described above, the Board expressed satisfaction with the quality of the services received from the Adviser.

Continued

Supplementary Information (unaudited)	March 31, 2010

The Board then reviewed financial information collected from the income statements of the Adviser concerning the cost to the Adviser of providing services to the Funds and the overall profitability to the Adviser of its relationship with the Funds. The Board noted that the Adviser was no longer rebating a portion of its fee to bank trust accounts that are invested in the Funds. As a result of this change, the Adviser’s financial information appears to show increased profitability; however, the Bank, parent company to the Adviser, is now bearing such expenses, which impacts the parent company’s profit margin. The Board noted that the Adviser’s relationship with the Funds was profitable in spite of the revenue reducing efforts of an Expense Limitation Agreement with the Funds.

In reaching its conclusions with respect to the continuation of the Investment Advisory Agreement, the Board did not identify any single controlling factor. Rather, the Board noted that a combination of factors influenced their decision making process. The Board did, however, identify the commitment of the Adviser to the successful operation of the Funds and the level of Fund expenses as being important elements of their consideration. The Board took notice of the fact that the Adviser has maintained an Expense Limitation Agreement with respect to each of the Funds since the inception of each Fund pursuant to which total operating expenses for each of the Funds is limited, which the Board noted benefits shareholders in each of the Funds. The Board took further notice of the fact that the Adviser has agreed to continue the Expense Limitation Agreement for each of the Funds. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are fair and reasonable and the Board voted to renew the Investment Advisory Agreement for an additional one-year period.

Information about Trustees and Officers (unaudited)	March 31, 2010

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. The business address of the persons listed below is 3435 Stelzer Road, Columbus, Ohio 43219-3035, unless otherwise listed. Trustees who are deemed “interested persons,” as defined in the Investment Company Act of 1940, are referred to as Interested Trustees. Trustees who are not interested persons are referred to as Independent Trustees. The Funds do not have any Interested Trustees. The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 1-800-282-8782 or by visiting www.btim.com.

Other
				Number of Funds	Directorships
	Positions(s)	Term of Office*		in Fund Complex	Held by Trustee
	Held with	and Length of	Principal Occupation(s)	Overseen by	during the past
Name, Date of Birth	the Funds	Time Served	During Past Five Years	Trustee	five years
INDEPENDENT TRUSTEES
Michael M. Van Buskirk Date of Birth: 2/22/1947	Trustee and Chairman of the Board	Since 1992	President and Chief Executive Officer, Ohio Bankers League, May, 1991 to present.	7	None

Diane Armstrong Date of Birth: 7/2/1964	Trustee	Since 2004	Managing Director of Financial Planning Services, Wealthstone (financial planning firm), July 2008 to present. Principal of King, Dodson Armstrong Financial Advisors, Inc. August 2003 to July 2008. Director of Financial Planning, Hamilton Capital Management, April 2000 to August 2003.	7	None

Dr. James Woodward Date of Birth: 11/24/1939	Trustee	Since 1997	Chancellor, North Carolina State University, June 2009 to April 2010. Chancellor Emeritus, University of North Carolina at Charlotte. August 2005 to present. Chancellor, University of North Carolina at Charlotte. July 1989 to July 2005.	7	None
OFFICERS WHO ARE NOT TRUSTEES
John Danko Date of Birth: 4/17/1967	President	Since 2008	Senior Vice President, Relationship Management, Citi Fund Services Ohio, Inc., May, 1997 to present.

Joel B. Engle Date of Birth: 10/31/1965	Treasurer	Since 2010	Senior Vice President, Citi Fund Services Ohio, Inc. (fund administrator), December 2007 to present; Vice President, Financial Reporting, Spectrum Global Fund Administration (March 2007 to December 2007); Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (February 2006 to March 2007); and Self- employed, retail business owner (April 2003 to February 2006).

Curtis Barnes 100 Summer Street Boston, MA 02110 Date of Birth: 9/24/1953	Secretary	Since 2007	Senior Vice President-Regulatory Administration Citi Fund Services Ohio, Inc. (fund administrator), May 1995 to present.

Eric B. Phipps ** Date of Birth: 6/20/1971	Chief Compliance Officer	Since 2006	Vice President, Citi Fund Services Ohio, Inc. (fund administrator), June 2006 to present. Staff Accountant United States Securities and Exchange Commission October 2004 to May 2006.

*	Trustees hold their position with the Funds until their resignation or removal. Officers hold their positions with the Funds until a successor has been duly elected and qualified.
**	Mr. Phipps serves as Chief Compliance Officer. His compensation is reviewed and approved by the Board of Trustees and paid by Citi pursuant to a Compliance Services Agreement between Citi and the Trust. The fee paid pursuant to the Compliance Services Agreement by the Fund is not indicative of the total compensation received by Mr. Phipps.

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Investment Adviser

Boston Trust Investment Management, Inc.

One Beacon Street

Boston, MA 02108

Custodian and Transfer Agent

Boston Trust & Investment Management Company

One Beacon Street

Boston, MA 02108

Administrator

Citi Fund Services Ohio, Inc.

3435 Stelzer Road

Columbus, OH 43219

Distributor

Foreside Distribution Services, L.P.

690 Taylor Road, Suite 150

Gahanna, Ohio 43230

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, Ohio 44145

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

05/10

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is Diane Armstrong, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

		2009	2008
(a)	Audit Fees	$70,000	$70,000

(b)	Audit-Related Fees	$12,000	$12,000

The fees for 2008 relate to the consent issuance in three Form 17f-2 filings filed with the Securities and Exchange Commission (“SEC”).
The fees for 2009 relate to the consent issuance in three Form 17f-2 filings filed with the SEC.

		2009	2008

(c)	Tax Fees	$14,000	$14,000

Tax fees for both years related to the preparation of the Funds’ federal and state income tax returns, federal excise tax return review and review of capital gain and income distribution calculations.

(d)	2009	2008
All Other Fees	$26,000	$26,000

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Coventry Group

By (Signature and Title)*	/s/ John Danko
John Danko, President

Date:	May 21, 2010

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Danko
John Danko, President

Date:	May 21, 2010

By (Signature and Title)*	/s/ Joel Engle
Joel Engle, Treasurer

Date:	May 21, 2010

*Print the name and title of each signing officer under his or her signature.